UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14z-6(e)(2))

[x] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Under Rule 14a-12

PCS EDVENTURES!.COM, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computer on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount previously paid:

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PCS EDVENTURES!.COM, INC.

345 Bobwhite Court, Suite 200

Boise, Idaho 83706

(208) 343-3110

NOTICE OF ANNUAL MEETING TO SHAREHOLDERS

To the Shareholders of PCS Edventures!.com, Inc.:

The 2009 Annual Meeting of Shareholders of PCS Edventures!.com, Inc. will be held at the Company’s offices located at 345 Bobwhite Court, Suite 200 Boise, Idaho 83706, on Thursday, August 27, 2009, at 10:00 a.m. MDT. At this year’s meeting, we plan to conduct the following business items:

1)

To re-elect the current members of our Board of Directors;

2)

To vote on the PCS 2009 Equity Incentive Plan, dated July 13, 2009,and

3)

To transact such other business as may properly come before the annual meeting (and any adjournment thereof), all in accordance with the accompanying Proxy Statement.

Shareholders of record at the close of business on Wednesday, July 15, 2009, are entitled to notice of and vote at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting in person.  However, whether or not you expect to attend the Annual Meeting in person, you are urged to participate by completing, dating, and signing the accompanying Proxy card and returning it to our offices as soon as possible in the enclosed self-addressed, stamped envelope provided for your convenience.  If you send your Proxy card and then decide to attend the annual meeting to vote your shares in person, you may still do so.  Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

Should any shareholder wish to submit a proposal for consideration at the Annual Meeting, the deadline is Friday, August 14, 2009.  Notice of a stockholder proposal submitted outside the processes of Rule 14a-8 of the Securities and Exchange Commission shall be considered untimely.

The fiscal year 2010 Annual Meeting will be held on or about August 25, 2010.  Should any shareholder wish to submit a proposal for consideration at the fiscal year 2010 Annual Meeting, the proposal should be submitted by July 5, 2010, in accordance with Rule 14a-8 of the Securities and Exchange Commission. Any proposal submitted after the deadline shall be considered untimely.

By the Order of the Board of Directors,

/Donald J. Farley/

Donald J. Farley,

Secretary

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PCS EDVENTURES!.COM, INC.

345 Bobwhite Court, Suite 200

Boise, Idaho 83706

PROXY STATEMENT

Annual Meeting and Proxy Solicitation Information.

This Proxy Statement is furnished by our Board of Directors for the solicitation of proxies from the holders of our common stock in connection with the annual meeting of shareholders to be held at our offices located at 345 Bobwhite Court, Suite 200 Boise, Idaho 83706, on Thursday, August 27, 2009, at 10:00 a.m. MDT, and at any recess or adjournment thereof. It is expected that the Notice of Annual Meeting of Shareholders, our Annual Report on Form 10K of the Securities and Exchange Commission for fiscal year ended March 31, 2009, this Proxy Statement, and the accompanying Proxy card will be mailed to shareholders starting on or about July 31, 2009.

Voting Procedures.

The presence in person or by proxy of a majority of the voting power at the Annual Meeting is required to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be considered represented at the Annual Meeting for the purpose of determining a quorum. The shares represented by each proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the proxy will be voted in favor of all matters to be voted on as set forth in the proxy and, at the discretion of the persons named in the proxy, on any other business that may properly come before the Annual Meeting. Each stockholder will be entitled to one vote for each share of common stock held and will not be entitled to cumulate votes in the election of directors. Shares that are authorized but not yet issued will not be entitled to vote at the Annual Meeting.

Shareholders can ensure that their shares are voted at the annual meeting by signing, dating, and returning the accompanying Proxy card in the self-addressed, stamped envelope provided. The submission of a signed Proxy will not affect a shareholder’s right to attend the annual meeting and vote in person. Shareholders who execute proxies retain the right to revoke them at any time before they are voted by filing with the Secretary of the Company a written revocation or a Proxy bearing a later date at the corporate address. The presence at the annual meeting of a shareholder who has signed a proxy does not, by itself, revoke that Proxy unless the shareholder attending the annual meeting files a written notice of revocation of the Proxy with the Secretary of the Company at any time prior to the voting of the Proxy at the meeting.

Proxies will be voted as specified by the shareholders. Where specific choices are not indicated, proxies will be voted FOR the election of each item so presented.

The Board of Directors knows of no other matters to be presented for shareholder action at the annual meeting. If any other matters properly come before the annual meeting, the persons named as proxies will vote on such matters in their discretion.

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The expense of printing and mailing Proxy materials, including expenses involved in forwarding Proxy materials to beneficial owners of common stock held in the name of another person, will be paid by us. No solicitation, other than by mail, is currently planned.

Only shareholders of record at the close of business on Wednesday, July 15, 2009 (this date is referred to as the “record date”), are entitled to receive notice of and to vote the shares of common stock registered in their name at the annual meeting. As of the record date, we had approximately 38,018,078 shares of our common stock outstanding.  Each share of common stock entitles its holder to cast one vote on each matter to be voted upon at the annual meeting.

Under Idaho law, the Idaho Business Corporation Act requires the presence of a quorum to conduct business at the annual meeting. A quorum is defined as the presence, either in person or by proxy, of a majority of the outstanding shares of common stock entitled to vote at the annual meeting. The shares represented at the annual meeting by Proxies that are marked “withhold authority” will be counted as shares present for the purpose of determining whether a quorum is present. Broker non-votes (i.e., Proxies from brokers or nominees indicating that such persons have not received instructions from beneficial owners to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will also be counted as shares present for purposes of determining a quorum.

Directors are elected by the affirmative vote of a plurality of the shares of common stock present, either in person or by proxy, at the annual meeting and entitled to vote. For this purpose, “plurality” means that the individuals receiving the largest number of votes are elected as directors, up to the maximum number of directors to be chosen at the election. In the election of directors, votes may be cast in favor or withheld. Votes that are withheld and broker non-votes will have no effect on the outcome of the election of directors.

A majority of the outstanding shares of the Company entitled to vote, represented in person or by proxy, constitute a quorum at the Annual Meeting of shareholders.  Broker non-votes will have no effect on the outcome of the shareholder vote on Proposal No. 3.

Effective Dates.

The election of directors, if approved by the shareholders, will be effective immediately following the annual meeting.

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Security Ownership of Management and Certain Beneficial Owners.

The following table outlines information provided to the Company as of June 23, 2009 regarding beneficial ownership of PCS Common Stock by the Company’s directors, executive management, and any 5% beneficial owners.

DIRECTORS AND EXECUTIVE OFFICERS

	Amount and Nature of Beneficial Ownership (1)
Name and Address of 5% Beneficial Owner	Shares Owned	Shares Issuable Upon Exercise of Options (3)	Total	Percentage Owned (2)
Anthony A. Maher, CEO (4) 345 Bobwhite Court, Suite 200 Boise, Idaho 83706	2,177,968	47,411	2,225,379	5.91%
Cecil D. Andrus, Director 345 Bobwhite Court, Suite 200 Boise, Idaho 83706	683,768	461,040	1,144,808	3.04%
Dehryl A. Dennis, Director 345 Bobwhite Court, Suite 200 Boise, Idaho 83706	2,000	20,971	22,971	Less than 1%
Donald J. Farley, Secretary 345 Bobwhite Court, Suite 200 Boise, Idaho 83706	771,829	580,313	1,352,142	3.59%
Michael K. McMurray, Director 345 Bobwhite Court, Suite 200 Boise, Idaho 83706	249,218	74,466	323,684	Less than 1%
Robert O. Grover, VP 345 Bobwhite Court, Suite 200 Boise, Idaho 83706	82,838	861,000	943,838	2.51%
All officers and directors as a group (six persons)	3,967,621	2,045,201	6,012,822	15.97%

1)

Unless otherwise noted above, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. For purposes hereof, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options or the conversion of convertible securities. Each beneficial owner’s percentage of ownership is determined by assuming that any warrants, options or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof, have been exercised.  There are currently no beneficial owners, as defined by the Securities Exchange Commission as owners with greater than 10% ownership, other than our directors and executive officers.

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2)

Based upon 37,660,200 shares outstanding as of the first date listed in this section.

3)

This is the amount exercisable by the directors and executive officers as of June 29, 2009.

4)

Includes (i) 2,252,468 shares owned of record by Mr. Maher; (ii) 9,500 shares which are beneficially owned by Sullivan Maher, LLC, for which Mr. Maher acts as a manager (iii) 35,000 shares owned by the Nick Maher Foundation, of which Mr. Maher is a trustee; and (iv) 30,000 shares owned by the Maher Family Partnership LLP; and (vi) 47,411 shares which may be issued upon the exercise of currently exercisable stock options.

Proposal No. 1

Election of Directors

The nominees for election as Directors are the five members of our current Board of Directors: Anthony A. Maher, Donald J. Farley, Cecil D. Andrus, Dehryl A. Dennis, and Michael K. McMurray.  Each director is to serve until the next Annual Meeting of our stockholders or until the director’s death, resignation or termination and the appointment and qualification of a successor.

Nominees for Director.

Name	Age	Position	Held Position Since
Anthony A. Maher	61	Chairman, President, and CEO	1989
Donald J. Farley	61	Secretary	1994
Cecil D. Andrus	77	Director	1997
Dehryl A. Dennis	68	Director	2006
Michael K. McMurray	63	Director	1989-1994, 2003-Present

Anthony A. Maher. Mr. Maher was recruited to PCS at our inception as Chairman of the Board, President and Chief Executive Officer and structured our purchase of PCS Schools, Inc. and PCS LabMentors, LTD. Since then, Mr. Maher has overseen the development of our curriculum from four core areas to over sixty (60); the development of our distance developer database and the creation of our web-based publishing expertise. From 1982 to 1989, he was founder and Chairman of the Board of National Manufacturing Company, Inc. and its subsidiary, National Medical Industries, Inc. From 1979 to 1982, Mr. Maher was Executive Vice President for Littletree Inns, a hotel company based in Boise, Idaho, with properties throughout the Northwest. Mr. Maher graduated from Boise State University in 1970 with a Bachelor of Arts degree in Political Science.

Donald J. Farley. Mr. Farley is the Secretary of the Company and acted as our Company’s legal counsel from 1994 until 2005. Mr. Farley is a founding partner of the law firm of Hall, Farley, Oberrecht & Blanton, P.A. His legal practice emphasizes litigation and representation of closely held businesses. He has been in private practice since 1975, after serving a two-year judicial clerkship with former United States District Judge J. Blaine Anderson. Mr. Farley is admitted to practice before all state and federal courts in Idaho and has also been admitted to practice before the United States Supreme Court. He is a member of the American Bar Association, the International Association of Defense Counsel, Defense Research Institute, the Idaho State Bar Association and the Association of

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Trial lawyers of America. Mr. Farley graduated from the University of Idaho in 1970 with a Bachelor of Arts degree in Economics and from the University of Idaho College of Law in 1973.

Cecil D. Andrus. Governor Andrus joined the PCS Board of Directors in November 1995. Following his retirement from public service in January 1995, Mr. Andrus founded and now directs the Andrus Center for Public Policy at Boise State University. Governor Andrus is the first person in the history of Idaho to be elected Governor four different times (1970, 1974, 1986, and 1990). When he retired from public office, he was the senior governor in the United States in length of service. Mr. Andrus resigned as governor in 1977 to become the Secretary of the Interior in the Carter Administration, the first Idahoan to serve in a Presidential Cabinet. Governor Andrus is a former Director of Albertsons and KeyCorp, and a current Director of The Coeur D’Alene Company and Rentrak Corp. He also serves “Of Counsel” to the Gallatin Group, a public affairs and corporate analysis company, and the Andrus Center for Public Policy at Boise State University.

Dehryl A. Dennis, PhD.  Dr. Dennis has had a 36-year career that took him from teaching in small public schools in southwest Idaho to Puerto Rico and Illinois, and then returning to his native state as a district administrator in Boise, Idaho. During his entire professional career, Dr. Dennis was an outspoken advocate for programs that emphasized applied learning. Because of his strong belief that most people learn by “doing rather than thinking about doing,” he supported and helped implement off-school site classrooms in malls and hospitals, partnerships with trade unions, small business, and industry, and cooperative agreements with institutions of higher learning. The success of these programs culminated in the construction of the Dehryl A. Dennis Professional Technical Center, which opened in 1999 and presently serves approximately 900 students from sixteen (16) area high schools. Appointed in 1976 as Director of Personnel, he later served as Assistant Superintendent and then Deputy Superintendent until he was appointed District Superintendent in 1994. He remained as Superintendent until his retirement in July 1999.

Michael K. McMurray. Mr. McMurray returned to the PCS Board in 2004 after having served on the Board from 1989 through 1994.  He retired as a financial executive from Boise Cascade Corporation in 2001.  Since retiring, Mike has served on a number of company and not-for-profit boards.  Mike is currently on the PCS Edventures Inc. Board and Advisory Boards for start-up companies Tenxsys Inc. and Paksense Inc.  Mike has worked as a consultant primarily engaged in financing growth for a broad range of companies including the Titcomb Family Trust and SITOA Corporation. Community boards include past Board Chairman of Idaho Housing and Finance Association and Board Chairman of the Idaho Housing Company.  He is a past board member of Farmers and Merchants Bank, the Downtown Boise Association, Hillcrest Country Club and the Boise Family YMCA. He is currently serving on the board of Regence Blue Shield of Idaho and the Idaho Community Foundation Finance Committee.  Mike is a graduate of the University of Idaho with a finance degree and the Harvard Business School Executive MBA program.

Committees.

Audit Committee: We chartered an audit committee in 2001 for the purpose of engaging accounting firm(s). The audit committee currently consists of Board members, Michael K. McMurray and Cecil D. Andrus. Mr. McMurray is considered an audit committee financial expert based on his

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previous work experience and the definition contained in Reg. 228.401 Instructions to paragraph (e)(1) of Item 401 of the Sarbanes-Oxley Act. The audit committee continued to implement the formal policy regarding the scope, responsibilities and length of service for the audit committee adopted fiscal year 2005. The audit committee held no formal meetings during fiscal year 2009.  However, the audit committee did discuss auditing issues via telephone conference and during regularly scheduled board meetings, after which time the conversations were incorporated into the Company’s minutes.

The audit committee is currently responsible for (i) appointing or replacing our auditing firm, (ii) reviewing the scope, reports, costs, and other items related to the quarterly reviews and annual audit conducted by our auditors, (iii) reviewing the qualifications, expertise, and suitability of our auditors, (iv) speaking with and approving all actions to be undertaken by our auditors, and (v) reviewing and providing feedback for our internal control reports.

Nominating or Governance Committee: PCS does not have a standing nominating or governance committee or a charter with respect to the process for nominations to our Board of Directors. Currently, our directors submit nominations for election to fill vacancies on the Board to the entire Board for its consideration.

Our Bylaws do not contain any provision addressing the process by which a stockholder may nominate an individual to stand for election to the Board of Directors, and we do not have any formal policy concerning stockholder recommendations to the Board of Directors. To date, we have not received any recommendations from non-affiliate stockholders requesting that the Board consider a candidate for election to the Board. However, the absence of such a policy does not mean that the Board of Directors would not consider any such recommendation, if one is received. The Board would consider any candidate proposed in good faith by a stockholder. To do so, a stockholder should send the candidate’s name, credentials, contact information and his or her consent to be considered as a candidate to the Chairman of the Board, Anthony A. Maher. The proposing stockholder should also include his or her contact information and a statement of his or her share ownership in the Company (how many shares owned and for how long).

In evaluating potential directors, Mr. Maher and the Board consider the following factors:

•

the appropriate size of our Board of Directors;

•

our needs with respect to the particular talents and experience of our directors;

•

the knowledge, skills and experience of nominees, including experience in finance, administration, or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•

familiarity with the educational industry;

•

experience with accounting rules and practices; and

•

the desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new Board members.

Our goal is to assemble a Board of Directors that brings together a variety of perspectives and skills derived from high quality business and professional experience. In doing so, Mr. Maher and the Board will also consider candidates with appropriate non-business backgrounds.

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Other than the foregoing, there are no stated minimum criteria for director nominees, although Mr. Maher and the Board of Directors may also consider such other factors as they may believe are in the best interests of PCS and its shareholders.

Mr. Maher and the Board of Directors identify nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-election. If any member of the Board does not wish to continue in service or if we decide not to re-nominate a member for re-election, we then identify the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board of Directors are polled for suggestions as to individuals meeting the criteria described above. The Board may also engage in research to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary.

Our Board of Directors does not have a formal process for security holders to send communications to the Board. However, our directors take great interests in the concerns of stockholders. In addition, our directors review and give careful consideration to any and all stockholder communications. Security holder communications may be sent to: Board of Directors, PCS Edventures!.com, Inc., 345 Bobwhite Court, Suite 200, Boise, Idaho 83706. Communications may also be sent to any individual director at our address.

Compensation Committee Interlocks and Insider Participation.

Compensation Committee: We adopted a compensation committee during fiscal year 2004 for the purpose of regulating management’s compensation, as well as any incentive plans proposed by the Company.  The compensation committee currently consists of Board Members, Cecil D. Andrus and Donald J. Farley. Neither member of the committee is now or was previously an officer or employee of the Company or any of its subsidiaries.  Compensation for each member of the compensation committee is included in the table titled Director Compensation for fiscal year 2009.

Compensation Committee Report.

This report is being submitted by the compensation committee members, Mr. Farley and Mr. Andrus.  This report addresses what the compensation committee is responsible for and how the Company currently decides on compensation of its executive officers.

The compensation committee is currently responsible for (i) reviewing and monitoring the appropriateness of the Company’s executive compensation procedures, (ii) reviewing and approving, where necessary, compensation and benefits to executives, (iii) evaluating the performance of the executive officers, (iv) monitoring the benefit plan(s) offered to employees of the Company, and (v) evaluating and making recommendations for the stock option plan(s).

The compensation committee did not hold any meetings during fiscal year 2009.  However, any discussions related to compensation were discussed during regularly scheduled board meetings, after

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which time the conversations were incorporated into the Company’s minutes. Within these discussions, the compensation committee discussed Compensation Discussion and Analysis including, but not limited to compensation awarded to, earned by, or paid to the executive officers of the Company; current and long-term compensation for executive officers; and proposed incentive compensation plans.  The compensation committee sets all levels of compensation for the executive officers.  For executive officers other than the CEO, the committee reviews, analyzes, and makes a determination of compensation based on recommendations from the CEO.  The CEO’s compensation is determined by the compensation committee each year after open discussions with other board members, excluding the Chairman, who is the CEO.  The key components of our compensation strategy is to link performance and shareholder value to salaries, stock bonus awards, and stock option awards to recognize the contribution of each individual executive officer, as well as to recognize the business results as demonstration by the executive officers as a whole.

The Compensation Committee of

the Board of Directors

Cecil D. Andrus, Chairman

Donald J. Farley

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Executive Compensation:

Summary Compensation Table For Fiscal Years 2007-2009.

The following table provides information relative to compensation paid to our executive officers for the fiscal years ended March 31, 2007 through March 31, 2009.  During the fiscal year ended March 31, 2009, Mr. Grover’s salary comprised 8.31% of the total compensation paid to all employees, while Mr. Maher’s salary comprised 9.98% of the total compensation paid to all employees.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Comp. ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Anthony A. Maher President, Director	03/31/09	120,000	0	0	0	0	0	*	120,000
	03/31/08	120,000	0	0	0	0	0	*	120,000
	03/31/07	120,000	0	0	0	0	0	*	120,000
Robert O. Grover, VP, Chief Tech. Officer	03/31/09	100,000		15,000	0	0	0	*	115,000
	03/31/08	100,000	0	0	0	0	0	*	100,000
	03/31/07	100,000	0	0	0	0	0	*	100,000

*Aggregate amount of other compensation is less than $50,000or 10% of the total annual salary and bonus reported.

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Grants of Plan-Based Awards For Fiscal Year 2009.

The following table outlines the equity-based awards granted to our executive officers for the fiscal year ended March 31, 2009.  The Company does not currently provide for any incentive plan awards.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)
		Thres-hold ($)	Target ($)	Maximum ($)	Thres-hold (#)	Tar-get (#)	Maxi-mum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
Anthony A Maher, CEO, President, Chairman	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Robert O Grover, Exec VP, Chief Technology Officer	12/12/08	N/A	N/A	N/A	N/A	N/A	N/A	20,000	N/A	$0.75

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Outstanding Equity Awards at Fiscal Year-End 2009.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Anthony Maher	53,180	0	N/A	$0.30	12/31/2011	0	0	N/A	N/A
	20,270	0	N/A	$0.19	04/01/2016	0	0	N/A	N/A
Robert Grover	100,000	0	N/A	$0.10	11/15/2009	0	0	N/A	N/A
	107,467	0	N/A	$0.50	05/26/2010	0	0	N/A	N/A
	153,533	0	N/A	$0.15	07/29/2009	0	0	N/A	N/A
	250,000	0	N/A	$0.54	05/12/2010	0	0	N/A	N/A
	30,000	20,000	N/A	$1.70	12/11/2011	0	0	N/A	N/A
	250,000	0	N/A	$0.31	06/14/2009	0	0	N/A	N/A

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Option Exercises and Stock Vested for Fiscal Year 2009.

The following table provides information related to stock option exercises by executive officers of the Company, as well as any stock awards vesting during the Fiscal Year Ended March 31, 2009.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercised ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
Anthony Maher	N/A	N/A	N/A	N/A
Robert Grover	N/A	N/A	N/A	N/A

Director Compensation For Fiscal Year 2009.

Each fiscal year, the Board of Directors sets the dollar amount for the compensation of outside directors for their services. For the FY 2009, PCS has accrued approximately $60,000 of director fees. Said compensation shall be converted into the form of freely tradable PCS common stock at its then bid price, or in the form of stock options to purchase PCS common stock at its then current bid price.  It is the current practice of the Company to issue this compensation in the form of options that vest immediately upon execution of each agreement to purchase Rule 144 stock.  The current CEO is excluded from receiving additional compensation as a Board member beginning the second fiscal quarter of 2006 at his own request and by unanimous consent of the Board.

The Option Awards ($) listed below are valued utilizing the Black-Scholes Model.  At the time of the grant, the Company utilizes the weekly Friday risk-free rate of return for a treasury bill for the date closest thereto.  The Company calculates the volatility related to each issuance based upon the standard deviation of the Company’s stock price at the end of each month for the number of periods in arrears equal to the number of periods expiration of the option agreement.

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The following table shows awards and payments to members of our board as compensation in accordance with the board approved director compensation.  The table excludes our Chairman, who is also an executive officer.  The Chairman’s compensation is fully reflected in the Summary Compensation Table.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Cecil Andrus	0	0	0	0	0	0	0
Dehryl Dennis	0	0	0	0	0	0	0
Donald Farley	0	0	0	0	0	0	0
Michael McMurray	0	0	0	0	0	0	0

Certain Relationships and Related Transactions.

Family Relationships.

There are no family relationships between any of our directors or executive officers.

Involvement In Certain Legal Proceedings.

During the past five years, none of our present or former directors, executive officers, promoters, control persons or persons nominated to become directors or executive officers:

1)

Filed a petition under the federal bankruptcy laws or any state insolvency law, nor had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2)

Was convicted in a criminal proceeding or named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3)

Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities;

4)

Was found by a court of competent jurisdiction in a civil action, by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Securities and

Exchange Commission has not been subsequently reversed, suspended, or vacated.

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Transactions with Related Persons.

During the month of June 2007, we issued options to purchase 2,841 shares of our common stock to each of our four Board Members for a total issuance of 11,364 shares at an exercise price of $1.32 per share. The options were issued as compensation for Board services for the quarter ending June 30, 2007.

During the month of September 2007, we issued options to purchase 4,464 shares of our common stock to each of our four Board Members for a total issuance of 17,856 shares at an exercise price of $0.84 per share. The options were issued as compensation for Board services for the quarter ending September 30, 2007.

Parents.

None, not applicable.

Promoters and Control Persons.

None, not applicable.

Code of Ethics.

We have adopted a Code of Ethics and it was attached as Exhibit 14 to our 2004 Annual Report on Form 10-KSB of the Securities and Exchange Commission and can be accessed in the Edgar archives of the Securities and Exchange Commission. If any shareholder does not have Internet access, a copy of the Code of Ethics will be provided on request to us at no cost.

Section 16(a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors and persons who own more than ten percent (10%) of our common stock to file initial reports of ownership (Form 3) and reports of changes in ownership (Form 4) with the Securities and Exchange Commission. Executive officers, directors, and greater than 10% owners are required by the Securities and Exchange Commission’s regulations to furnish us with copies of all Section 16(a) forms that they file.

Based solely on review of the copies of such forms furnished to us, we believe that all Section 16(a) filing requirements applicable to our executive officers and directors were timely filed during fiscal year 2009, with the exception of our Chief Technology Officer, Robert O. Grover, who filed the following: Form 4 on October 14, 2008 for the sale of 5,000 shares of direct common stock with transaction dates of August 08, 2008 and August 09, 2009, Form 4 on October 17, 2008 for the sale of 2,500 shares of direct common stock with a transaction date of October 13, 2008, Form 4 on December 29, 2008 for the acquisition of 20,000 shares of direct common stock with a transaction date of December 12, 2008, Form 4 on December 29, 2008, for the sale of 7,500 shares of direct

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common stock with a transaction date of December 22, 2008, and Form 4 on March 4, 2009, for the sale of 7,500 shares of direct common stock with transaction dates of February 25, 2009 and February 26, 2009.

The Board of Directors recommends that shareholders vote FOR Proposal No. 1 to Re-Elect All Members of the Company’s Board of Directors.

Proposal No. 2

Approval of the PCS 2009 Equity Incentive Plan

On July 13, 2009, the Board of Directors (“Board”) of PCS Edventures!.com, Inc. (the “Company”) approved the PCS 2009 Equity Incentive Plan (the “Plan”), subject to shareholder approval.  Four Million (4,000,000) shares of common stock are reserved for use in the Plan.  As of July 13, 2009, there were approximately 29 employees, three (3) officers, five (5) directors and three (3) consultants of the Company and all subsidiaries of the Company who were eligible to participate in the Plan.  On July 10, 2009, the closing price of the Company’s common stock was $0.75. The PCS 2009 Equity Incentive Plan replaces the PCS 2004 Non-Qualified Stock Option Plan, as Amended, which reserved 10,000,000 shares of common stock. Upon adoption of the new plan, the 10,000,000 shares of common stock will be returned to the Company as treasury stock, less 324,733 shares that were outstanding as of July 12, 2009.

A summary of the Plan is set forth below.  This summary is qualified in its entirety by the full text of the Plan, which is attached to this Proxy Statement as Appendix A.  Any capitalized terms not otherwise defined in this summary shall have the meaning ascribed to such term in the Plan.

Purpose.

The purpose of the Plan is to (i) align the interests of employees, officers, directors, and consultants of the Company or any subsidiary of the Company with the interests of the Company’s stockholders; (ii) provide employees, officers, directors and consultants with an incentive for outstanding performance; and (iii) enhance the Company’s ability to motivate, attract, and retain the services of employees, officers, directors, and consultants upon whose judgment, interest, and effort the successful conduct of the Company’s business is dependent.

Participants.

Participants in the Plan are the employees, officers, directors and consultants of the Company and any subsidiary of the Company.

Permissible Awards.

The Plan authorizes the grant of award in any of the following forms:

Stock options to purchase shares of common stock, which may be nonstatutory stock options or incentive stock options under the U.S. Internal Revenue Code, as amended (the “ Code”).  The exercise price of an option granted under the Plan may not be less than the fair market value of the Company’s common stock on the date of grant.  The vesting and exercise of the stock option may be

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conditioned upon such events, or compliance with such criteria, or both, as the Board may determine. The Board may waive any vesting or exercise provision at any time in whole or in part based upon factors as the Board may determine in its sole discretion.  Stock options granted under the Plan will have a term of no more than ten years.  Incentive stock options may be granted only to eligible employees of the Company or any subsidiary of the Company but nonstatutory stock options may be granted to all participants.  The maximum fair market value of common stock, as determined on the grant date, that may be granted under the Plan for incentive stock options to any one person during any one calendar year is $100,000.

•

Stock appreciation rights, which give the holder the right to receive the excess, if any, of the fair market value of one or more shares of common stock on the date of exercise, over the base price of the stock appreciation right.  The vesting and exercise of the stock appreciation rights may be conditioned upon such events, or compliance with such criteria, or both, as the Board may determine.  Stock appreciation rights shall not entitle the holder to voting rights or any other rights of a shareholder.

•

Phantom stock, which give the holder the right to receive payment of the entire fair market value of one or more shares of common stock at a future date.  The vesting and exercise of the phantom stock may be conditioned upon such events, or compliance with such criteria, or both, as the Board may determine.  Phantom stock shall not entitle the holder to voting rights or any other rights of a shareholder.

•

Performance shares are units valued by reference to a designated number of shares of common stock.  The value of the units are paid upon the attainment of stated vesting or performance goals set by the Board.

•

Restricted stock, which is subject to restrictions on transferability and subject to forfeiture based on the failure to attain stated vesting or performance goals set by the Board.

•

Restricted stock units, which represent the right to receive shares of common stock (or an equivalent value in cash or other property) in the future, which is subject to restrictions on transferability and subject to forfeiture based on the failure to attain stated vesting or performance goals set by the Board.

•

Deferred stock units, which represent the right to receive shares of common stock (or an equivalent value in cash or other property) in the future, on such terms and conditions as the Board may determine.

•

Dividend equivalents, which entitle the participant to payments calculated by reference to the amount of dividends paid on the shares of stock underlying an award during a specified period of time on such terms and conditions as the Board may determine.

•

Stock purchase incentives, which entitle the participant to purchase from the Company shares of the Company’s common stock, generally at a discount.  The incentive price per share shall not be less than 85% of the fair market value of the common stock on the date of grant or the date of exercise, which ever is lower.  Stock purchase incentives granted are intended to

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comply with provisions of the Code applicable to employee stock purchase plans.  No employee shall be granted a share purchase incentive if such employee after the grant owns five percent or more of the total voting power or value of all classes of Company stock or permits the employee’s rights to purchase common stock at a rate which exceeds $25,000 for the calendar year.

•

Other stock-based awards in the discretion of the Board, including unrestricted stock grants.

All awards will be evidenced by a written award agreement between the Company and the participant, which will include such provisions as may be specified by the Board.  Awards granted under the Plan may, in the discretion of the Board, be granted either alone, in addition to, or in tandem with, any other award granted under the Plan.

Deductibility under Section 162(m).

The Plan is designed to comply with Code Section 162(m) so that grants of market priced options and stock appreciation rights under the Plan, and other awards that are conditioned on performance goals as described below, will be excluded from the calculation of annual compensation for purposes of Code Section 162(m) and will be fully deductible.  While the Board believes it is important to preserve the deductibility of compensation under Code Section 162(m) generally, the Board reserves the right to grant or approve awards or compensation that is non-deductible.

Performance Goals.

The Board may designate any award as a qualified performance-based award in order to make the award fully deductible without regard to the limitation on deductibility imposed by Code Section 162(m).  If an award is so designated, the Board shall establish objectively determinable performance goals for the award.  Performance goals for such awards shall be based on one or more of the following business criteria:

•

Earnings, including per share (whether growth or target), operating or other methods of measuring earnings;

•

Return on investment, including return on equity, on assets, on investment, on capital; and other methods of measuring the return on the investment;

•

Income, including gross, net; operating, etc.;

•

Revenue, including operating and non-operating revenue;

•

Operations, including net and gross margin, compliance and other methods to measure operations;

•

Customer, customer service and customer statistics;

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•

Employee recruitment, compensation, retention, training, development and leadership;

•

Shareholder relations;

•

Company culture;

•

Creativity, including improving Company products and processes, solving customer issues, imagination, and artistic and intellectual inventiveness;

•

Community involvement;

•

Strategy, including developing, updating and implementing strategic plans;

•

Growth, geographical growth, market share growth, facility growth and acquisitions; and

•

Goals consistent with the participant’s specific employee and officer duties and responsibilities, designed to further the financial, operational and other business interests of the Company.

A performance goal award shall be earned, vested and payable (as applicable) only upon the achievement of (i) performance goals established by the Board and derived from one or more of the business criteria set forth above; and (ii) any other conditions that the Board may determine with respect to the business criteria set forth above.  The Board may provide, in its sole and absolute discretion, in connection with the grant of or amendment of a performance award, that achievement of the performance goals will be waived upon death, disability, change in control, or acceleration of vesting for any other reason as set forth in the Plan.

The Board may determine that any evaluation of performance will include, exclude or otherwise equitably adjust for unusual and non-recurring financial events such as asset write-downs or impairment charges; litigation or claim judgments or settlements; the effect of changes in tax laws or accounting principles affecting reported results; accruals for reorganization and restructuring programs; extraordinary nonrecurring items meriting special accounting treatment, as determined under generally accepted accounting principles or as set forth in financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; acquisitions or divestitures; and foreign exchange gains and losses.  However, in order to meet the requirements of Section 162(m), in the event the Board determines to include or exclude such unusual and nonrecurring events when measuring actual results, it must do so in a prescribed form and within the time as may be required or permitted under applicable tax regulations.  Any payment of an award granted with performance goals will be conditioned on the written certification of the Board in each case that the performance goals and any other material conditions were satisfied.

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Limitations on Transfer; Beneficiaries.

No right or interest of a participant in any unexercised or restricted award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a subsidiary of the Company, or shall be subject to any lien, obligation, or liability of such participant to any other party other than the Company or a subsidiary of the Company.  No unexercised or restricted award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or (except in the case of an incentive stock option) pursuant to a qualified domestic relations order.  The Board may permit other transfers where the Board concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards.  A participant may, in the manner determined by the Board, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.

Acceleration Upon Certain Events.

Unless otherwise provided in an award grant or other governing document, if a participant’s service terminates by reason of death or disability, all of such participant’s outstanding options, stock appreciation rights and other awards in the nature of rights that may be exercised will become fully vested and exercisable, all time-based vesting restrictions on outstanding awards will lapse, all outstanding performance-based awards will be fully earned based upon an assumed achievement of all relevant performance goals at “target” levels and there will be a pro-rata payout of such performance awards based upon the length of time within the performance period that has elapsed prior to the termination of service.

Unless otherwise provided in an award grant or other governing document, upon the occurrence of a Change in Control of the Company, all outstanding options, stock appreciation rights and other awards in the nature of rights that may be exercised will become fully exercisable, all time-based vesting restrictions on outstanding awards will lapse, all outstanding performance-based awards will be fully earned based upon an assumed achievement of all relevant performance goals at “target” levels and there will be a pro-rata payout of such performance awards based upon the length of time within the performance period that has elapsed prior to the change in control.

In addition, the Board may in its discretion accelerate awards for any other reason; however, the Board shall not exercise such discretion with respect to restricted stock or restricted stock units that in the aggregate exceed 5% of the shares available for issuance under the Plan (excluding from this calculation restricted shares or restricted stock units granted to non-employee directors or accelerations of vesting upon a change in control or other corporate transaction or restructuring, or a participant’s termination of employment or separation from service resulting from death or disability or for the convenience or in the best interests of the Company).  The Board may discriminate among participants or among awards in exercising such discretion.

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Shares Available for Awards.

Subject to adjustment as provided in the Plan, the aggregate number of shares of common stock reserved and available for issuance pursuant to awards granted under the Plan is 4,000,000.  Each share issued and outstanding pursuant to an award shall be subtracted from the total number of shares reserved under the Plan, and awards satisfied in cash or property shall not result in decreasing the total number of shares reserved under the Plan.  Except for the reservation of a sufficient number of authorized shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure payment of any grant or award under the Plan.

Exercise Consideration.

The Board may determine the consideration, including method of payment, to be paid upon exercise of an award.  The form of consideration may include, in whole or in part, cash, check, promissory note, shares, a cashless exercise, reduction in any liability owed to the Company and such other forms and methods for payment of shares to the extent permitted by the Company and applicable law.

Adjustments.

In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, reverse stock-split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the share authorization limits under the Plan will automatically be adjusted proportionately, the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price for such award, and the Board may adjust outstanding awards to preserve the benefits or potential benefits of the awards.

Administration.

The Plan will be administered by the Board.  The Board may appoint a committee and empower the committee to act on behalf of the Board, including, without limitation, the authority up to and including to act in full substitution for the Board.  The Board will have the authority to designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; the payment of an award, including cash, stock, property or other awards; establish, adopt or revise any rules and regulations as it may deem advisable to administer the Plan; and make all other decisions and determinations that may be required under the Plan.

The Board may not make discretionary grants to non-employee directors.  Awards granted to the Company’s non-employee directors will be made only in accordance with the parameters of the Company’s director compensation plan, or any successor program for the compensation of non-employee directors as in effect from time to time.

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Adoption, Duration, Termination and Amendment.

The Plan was approved by the Board in July, 2009, and the Company’s shareholders must approve the Plan within twelve (12) months after Board approval.  The Plan has a term of ten years, unless earlier terminated by the Board.  The Board may, at any time and from time to time, terminate or amend the Plan, but if an amendment to the Plan would in the reasonable opinion of the Board materially increase the number of shares of stock issuable under the Plan, expand the types of awards provided under the Plan, materially expand the class of participants eligible to participate in the Plan, materially extend the term of the Plan or otherwise constitute a material change requiring shareholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to shareholder approval.  The Board may amend or terminate outstanding awards without approval of the participant, as long as the amendment or termination does not reduce or diminish the value of such award or adversely affect any award previously granted under the Plan.

Prohibition on Extension and Repricing.

The original term of a stock option may not be extended without the prior approval of the Company stockholders.  Except as indicated above under “Adjustments,” the exercise price of a stock option may not be reduced, directly or indirectly, without the prior approval of the Company stockholders.

Certain Federal Tax Effects.

The following discussion is limited to a summary of the U.S. federal income tax provisions relating to the grant, exercise and vesting of awards under the Plan and the subsequent sale of common stock acquired under the Plan.  The tax consequences of awards vary depending upon the participant.  Also, the tax consequences of the grant, exercise or vesting of awards vary depending upon the particular circumstances, and applicable law.  The income tax laws, regulations and interpretations thereof change frequently.  Participants are solely responsible for all federal, state and other income, transfer, estate and other taxes, interest, penalties and related charges arising from or related to the awards.  Participants should rely upon their own tax advisors for advice concerning the specific tax consequences applicable to them, including the applicability and effect of state, local, and foreign tax laws.  The Company does not offer or render any tax advice relating to the awards

Nonstatutory Stock Options  There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonstatutory stock option at fair market value under the Plan.  When the optionee exercises a nonstatutory option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding deduction.  In the event that the stock received is restricted stock, the optionee does not recognize ordinary income when the option is exercised, but recognizes ordinary income at the time the restrictions lapse.  Any gain that the optionee realizes when the optionee later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

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Incentive Stock Options  There typically will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option.  If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction.  If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, the optionee will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount.  While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Stock Appreciation Rights  A participant receiving a stock appreciation right will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted.  When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of common stock received will be ordinary income to the participant and the Company will be allowed a corresponding federal income tax deduction at that time.

Phantom Stock  A participant generally will not recognize income, and the Company will not be allowed a tax deduction, at the time phantom stock is granted.  When the participant receives settlement of the award, the fair market value of the shares of stock (or cash payment) and any dividends and liquidation or redemption proceeds applicable to the phantom stock will be ordinary income to the participant, and the Company will be allowed a corresponding federal income tax deduction at that time.

Restricted Stock  If a restricted stock award is subject to restrictions on transfer and substantial risk of forfeiture, then the participant will not recognize income and the Company will not be allowed a tax deduction at the time the restricted stock award is granted, unless the participant makes an election to accelerate recognition of the income to the date of grant as described below.  When the restrictions lapse, the participant will recognize ordinary income equal to the far market value of the common stock as of that date (less any amount the participant paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).  If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, the participant will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).  Any future appreciation in the stock will be taxable to the participant at capital gains rates.  However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Restricted Stock Units  A participant will not recognize income, and the Company will not be

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allowed a tax deduction, at the time a restricted stock unit award is granted.  Upon issuance of shares of common stock in settlement of a restricted stock unit award, a participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount the participant paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Deferred Stock Units  A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a deferred stock unit award is granted.  Upon issuance of shares of common stock in settlement of a deferred stock unit award, a participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount the participant paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Performance Shares  A participant generally will not recognize income, and the Company will not be allowed a tax deduction, at the time performance shares are granted.  When the participant receives settlement of the award, the fair market value of the shares of stock (or cash payment) will be ordinary income to the participant, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Dividend Equivalents  A participant generally will not recognize income, and the Company will not be allowed a tax deduction, at the time the dividend equivalents are granted.  When the participant receives dividend payments, the payments will be ordinary income to the participant, and the Company will be allowed a corresponding federal income tax deduction at that time.

Stock Purchase Incentives  There will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of a stock purchase incentive under the Plan.  If the optionee holds the stock purchase incentive shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the stock purchase incentive shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction.  If the optionee disposes of the stock purchase incentive shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, the optionee will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the stock purchase incentive shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount.

Code Section 409A  The Plan permits the grant of various types of incentive awards, which may or may not be exempt from Code Section 409A.  If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties.  Restricted stock awards, stock options and stock appreciation rights that comply with the terms of the Plan are designed to be exempt from the application of Code Section 409A.  Restricted stock units, deferred stock units and performance shares granted under the Plan would be subject to Section 409A unless

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they are designated to satisfy the short-term deferral exemption from such law.  If not exempt, such awards must be specially designed to meet the requirements of Section 409A in order to avoid early taxation and penalties.

Benefits to Officers and Directors.

Officers and directors of the Company are eligible to participate in the Plan.  Eligibility of officers and directors to participate in one of more types of awards shall be determined by the Board.  To the extent the Board determines an officer or director is eligible to participate in one of more types of awards, such individuals will personally benefit from the Plan.

Vote Required.

Approval of the Plan will require the affirmative vote of the holders of a majority of the shares of common stock that are represented in person or by proxy at the 2009 Annual Meeting.  If the Plan is approved by the shareholders, it will be effective as July 13, 2009, which was the date the Plan was approved by the Board.  If shareholders do not approve the Plan, it will not become effective.

The Board of Directors recommends voting “FOR” approval of the PCS 2009 Equity Incentive Plan.

Proposal No. 3

OTHER MATTERS

The Board of Directors is not aware of any business other than the aforementioned matters that will be presented for consideration at the Annual Meeting.  If other matters properly come before the Annual Meeting, it is the intention of the person named in the enclosed proxy to vote thereon in accordance with his best judgment.

A copy of our annual report 10K for the fiscal year ending March 31, 2009 and filed July 1, 2009 is attached.  Should additional copies be required they may be obtained by one of the following means:

1)

E-mailing jconaway@pcsedu.com;

2)

Calling Investor Relations at (208) 343-3110;

3)

Visiting www.edventures.com/IR;

4)

Writing Investor Relations PCS Edventures!.com, Inc. 345 Bobwhite Court, Suite 200 Boise, Idaho 83706

We look forward to seeing many of our shareholders at our Annual Meeting on August 27, 2009.  If you are unable to attend, please do not forget to submit your Proxy to have your shares voted according to your wishes.

Sincerely,

Anthony A. Maher

Chairman, President & CEO

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Appendix A

PCS 2009 EQUITY INCENTIVE PLAN

Effective July 13, 2008

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TABLE OF CONTENTS

Article 1 PURPOSE AND BASIC PROVISIONS

35

1.1

Purpose

35

1.2

Sponsor

35

1.3

Participants

35

1.4

Type of Awards

35

1.5

Reservation of Shares

36

1.6

Grants

36

1.7

Award Agreements

36

1.8

Vesting

36

1.9

Exercise

36

1.10

Plan Administration

36

Article 2 STOCK OPTIONS

37

2.1

Stock Options

37

2.2

Grant of Stock Options

37

2.3

Stock Option Designation

37

2.4

Stock Option Exercise Price

37

2.5

Vesting and Exercise Conditions

37

2.6

Form of Consideration

37

2.7

Exercise of Stock Option

38

2.8

Rule 16b-3

38

2.9

Incentive Stock Options

39

2.9.1

Eligibility

39

2.9.2

Exercise Price

39

2.9.3

Fair Market Value

39

2.9.4

Lapse of Stock Option

39

2.9.5

Exercise after Employment Termination

40

2.9.6

Exercise upon Death

40

2.9.7

Individual Dollar Limitation

40

2.9.8

Ten Percent Owners

40

2.9.9

Expiration of Authority to Grant Incentive Stock Options

40

2.9.10

Right to Exercise

40

2.9.11

Transfer Restrictions

41

2.10

Nonstatutory Stock Option

41

Article 3 STOCK APPRECIATION RIGHTS

41

3.1

Stock Appreciation Right

41

3.2

Grant of Stock Appreciation Rights

41

3.2.1

Right to Payment

41

3.2.2

Other Terms

41

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3.2.3

Compliance with Code Section 409A

42

Article 4 PHANTOM STOCK

42

4.1

Phantom Stock

42

4.2

Grant of Phantom Stock

42

4.3

Terms of Phantom Stock

42

Article 5 PERFORMANCE SHARES

42

5.1

Performance Share

42

5.2

Grant of Performance Shares

43

5.3

Performance Goals

43

5.4

Right to Payment

43

5.5

Payment and Other Terms

43

Article 6 RESTRICTED STOCK AND RESTRICTED STOCK UNIT

44

6.1

Restricted Stock

44

6.2

Restricted Stock Unit

44

6.3

Grant of Restricted Stock and Restricted Stock Units

44

6.4

Issuance and Restrictions

44

6.5

Forfeiture

44

6.6

Delivery of Restricted Stock

44

Article 7 DEFERRED STOCK UNITS

45

7.1

Deferred Stock Units

45

7.2

Grant of Deferred Stock Units

45

Article 8 DIVIDEND EQUIVALENTS

45

8.1

Dividend Equivalents

45

8.2

Grant of Dividend Equivalents

45

Article 9 STOCK PURCHASE INCENTIVE

45

9.1

Stock Purchase Incentive

45

9.2

Grants of Option to Purchase Shares

46

9.3

Terms and Conditions of Share Purchase Options

46

9.3.1

Share Purchase Option Price

46

9.3.2

Expiration of Share Purchase Options

46

9.3.3

Amount of Share Purchase Options

46

9.3.4

Term

46

9.3.5

Enrollment Procedure

47

9.3.6

Employee Payroll Deduction Accounts

47

9.3.7

Exercise of Share Purchase Option

47

9.3.8

Payment Procedure

47

9.3.9

Termination of Payroll Deduction

47

9.3.10

Termination of Employment

47

9.3.11

Restrictions on Transfer and Exercise of Share Purchase Options

47

9.3.12

Restrictions on Amount of Share Purchase Options

47

9.4

Compliance with Code Section 423

48

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Article 10 STOCK OR OTHER STOCK-BASED INCENTIVES

48

10.1

Other Stock-Based Incentives

48

10.2

Grant of Stock or Other Stock-Based Incentives

48

Article 11 AWARD PROCEDURES

48

11.1

Single and Tandem Awards

48

11.2

Term of Award

49

11.3

Signing and Returning Award Agreement

49

11.3.1

Prompt Signing and Returning Award Agreement Is a Condition of Eligibility  49

11.3.2

Notice of Condition to Eligible Participants

49

11.3.3

Discretion to Delay Condition

49

11.3.4

Lost Award Agreements

49

11.4

Forfeiture Events

49

11.5

Qualified Performance-Based Awards for Section 162(m) Employees

50

11.5.1

Qualified Performance-Based Award

50

11.5.2

Stock Options and Stock Appreciation Rights

50

11.5.3

Business Criteria

50

11.5.4

Statement of Performance Goals

51

11.5.5

Vesting of Qualified Performance-Based Award

52

11.5.6

Criteria for Evaluation Performance

52

11.5.7

Written Confirmation

52

11.5.8

Continued Employment

53

11.6

Limits on Transfer

53

11.7

Beneficiaries

53

11.8

Form of Payment for Awards

53

11.9

Deferral

54

11.10

Additional Provisions

54

Article 12 VESTING PROCEDURES

54

12.1

Vesting.

54

12.2

Acceleration of Vesting upon Death or Disability

54

12.2.1

Acceleration

54

12.2.2

Disability

55

12.2.3

Continuous Status as a Participant

55

12.3

Acceleration of Vesting upon a Change in Control

55

12.3.1

Acceleration

55

12.3.2

Change in Control

56

12.4

Acceleration of Vesting for Any Other Reason

57

12.5

Effect of Acceleration

58

Article 13 PCS SHARES SUBJECT TO THE PLAN

58

13.1

Calculation of Reserved Shares

58

13.1.1

Issued and Outstanding Shares

58

13.1.2

Shares in Terminated Awards

58

13.1.3

Award Shares Settled for Cash

58

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13.1.4

Payment in Shares

58

13.1.5

Cashless Exercise

58

13.2

Stock Distributed

59

13.3

Fractional Shares

59

913.4

Changes in Capital Structure

59

13.5

Securities Laws Compliance

59

13.5.1

Plan Exemption

59

13.5.2

Compliance as Condition of Share Issuance

60

13.5.3

Securities Registration

60

13.5.4

Investment Representations

60

13.5.5

Inability to Obtain Authority

60

13.5.6

Compliance as Condition of Share Resale

60

13.6

Stock Certificates

61

Article 14 ADMINISTRATION

61

14.1

Administration of the Plan

61

14.2

Role of the Committee.

61

14.3

Composition of the Committee

61

14.4

Action and Interpretations by the Board

61

14.5

Authority of the Board

62

14.6

Plan Administrator

63

14.7

Plan Ledger

63

14.8

Grants to Non-Employee Directors

63

14.9

Compliance with Applicable Laws.

63

Article 15 TERM, AMENDMENT AND TERMINATION  OF PLAN AND AWARDS

63

15.1

Effective Date

63

15.2

Termination, Amendment and Modification of Plan

64

15.3

Termination, Amendment and Modification of Awards

64

15.3.1

Preservation of Value of Award

64

15.3.2

Preservation of Award

64

15.3.3

No Extension of Stock Option Term

64

15.3.4

No Change in Stock Option Exercise Price

65

15.3.5

Compliance with Code Section 409A

65

Article 16 RIGHTS OF PARTICIPANTS

65

16.1

No Rights to Awards and Non-Uniform Determinations

65

16.2

No Shareholder Rights

65

16.3

No Right to Employment or Service

65

16.4

Termination of Employment

65

16.5

Substitute Awards

66

Article 17 TAXES

66

17.1

Participant’s Tax Responsibility

66

17.2

Section 83(b) Election

66

17.3

Participant’s Tax Withholding Obligations

66

17.3.1

Satisfaction of Withholding

66

17.3.2

Securities Law Compliance

67

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17.3.3

Election by Participant

67

17.4

Code Section 83(b)

67

17.5

Golden Parachute Taxes

67

17.6

Section 409A

68

Article 18 GENERAL PROVISIONS

68

18.1

Unfunded Plan and Awards

68

18.2

Relationship to Other Benefits

68

18.3

Governing Law

68

18.4

No Limitations on Rights of PCS

68

18.5

Indemnification

68

18.6

Proceeds from Awards.

69

18.7

Third party Beneficiary

69

18.8

Disputes

69

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PCS 2009 EQUITY INCENTIVE PLAN

Article 1
PURPOSE AND BASIC PROVISIONS

1.1

Purpose

   The purpose of the PCS 2009 Equity Incentive Plan (the “ Plan”) is to promote the success and enhance the value of PCS Edventures!.com, Inc. (“ PCS”) and its Subsidiaries.  The Plan fulfills this purpose by (i) aligning the interests of employees, officers, directors, and consultants of PCS or any Subsidiary with the interests of PCS’s stockholders; (ii) providing employees, officers, directors and consultants with an incentive for outstanding performance; and (iii) enhancing PCS’s ability to motivate, attract, and retain the services of employees, officers, directors, and consultants upon whose judgment, interest, and effort the successful conduct of PCS’s business is dependent.  Accordingly, the Plan permits PCS to grant incentive awards, from time to time, to selected employees, officers, directors, and consultants of PCS and its Subsidiaries.

1.2

Sponsor

  PCS Edventures!.com, Inc.’s, an Idaho corporation, is the Plan sponsor.  The Plan covers (i) PCS and (ii) any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by PCS (“ Subsidiary”).

1.3

Participants

  Awards may be granted only to an employee, officer, director, or consultant of PCS or any Subsidiary (“ Eligible Participants”).  The employee, officer, director, or consultant of PCS or any Subsidiary who has been granted an Award is a “ Participant”.    The term “employee” shall mean: (i) any person who is an employee of PCS or a Subsidiary and (ii) any person deemed to be a “Key Employee” in accordance with Section 416(i) of the Internal Revenue Code, as amended, and any successor revenue code (“ Code”).  The term “directors” means any member of the Board of Directors of PCS or its Subsidiaries.  The term “consultant” shall mean:  (i) any person engaged by PCS, a Subsidiary or an affiliate of PCS or a Subsidiary to perform services pursuant to the terms of a written or oral contract; (ii) any person employed by a Subsidiary or an affiliate of PCS; and (iii) any other person whom the Board of Directors of PCS (“ Board”) deems to be an appropriate recipient of an Award.

1.4

Type of Awards

  Pursuant to this Plan, PCS may grant the following incentive awards: (i) Stock Options, as further defined in Article 2; (ii) Stock Appreciation Rights, as further defined in Article 3; (iii) Phantom Stock, as further defined in Article 4; (iv) Performance Shares, as further defined in Article 5; (v) Restricted Stock, as further defined in Article 6; (vi) Restricted Stock Units, as further defined in Article 6; (vii) Deferred Stock Units, as further defined in Article 7; (viii)

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Dividend Equivalents, as further defined in Article 8; (ix) Stock Purchase Incentives, as further defined in Article 9; or (x) Stock or Other Stock-Based Incentives, as further defined in Article 10 (collectively, the “ Awards”).

1.5

Reservation of Shares

  Subject to adjustment as provided in Article 13, the aggregate number of shares of common stock of PCS (the “ Shares”) reserved and available for issuance pursuant to Awards granted under the Plan shall be 4,000,000.  PCS shall at all times reserve and keep available the number of Shares that shall be sufficient to satisfy the requirements of the Plan.

1.6

Grants

  At the discretion of the Board and in compliance with the Plan, the Board shall designate the Participants, determine the terms and conditions of all Awards, and approve all Awards.  Each Award shall be granted by action of the full Board.  The date of the grant of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified in the Board resolution approving the Award or in the Award Agreement (“ Grant Date”).  Notice of the grant shall be provided to the Eligible Participant within a reasonable time of the Grant Date.

1.7

Award Agreements

  Each Award shall be evidenced by a written document setting forth the terms and conditions of an Award (the “ Award Agreement”).  Each Award Agreement shall be in the form that the Board approves, which includes such provisions that are not inconsistent with the Plan.  An Award is valid only if (i) there exists a written Award Agreement; (ii) the written Award Agreement is signed by a representative of PCS and the Eligible Participant within the time period set forth in the Award Agreement; and (iii) an original copy of the fully signed Award Agreement is returned to PCS within the time period set forth in the Award Agreement.

1.8

Vesting

  The attainment of Award may be conditioned upon the occurrence of such events, the compliance with such criteria, or both, as the Board determines.  When the applicable events occur and criteria are fulfilled, then the conditions shall lapse (“ Vest”).

1.9

Exercise

  Once an Award has Vested, then the Participant shall have the right to take such actions that are set forth in the Award to benefit from the Award (“ Exercise”).  The Exercise of each Award may be conditioned upon the occurrence of such events, the compliance with such criteria, or both, as the Board determines.

1.10

Plan Administration

  Unless the Board determines otherwise, the Board shall administer the Plan.  Pursuant to Article 14, the Board may appoint a committee with authority (i) to make recommendations to

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the Board regarding all terms and conditions of an Award; and (ii) to act on behalf of the Board with such authority as the Board deems appropriate, including (without limitation) the authority up to and including to act in full substitution for the Board and to fully administer the Plan without further action of the Board.

Article 2
STOCK OPTIONS

2.1

Stock Options

  A “ Stock Option” is the contractual right to purchase a Share at a future date for a fixed price, and includes (i) an Incentive Stock Option and (ii) a Nonstatutory Stock Option.  An “ Incentive Stock Option” or “ISO” means a Stock Option that is intended to be an incentive stock option and meets the requirements of Code Section 422.  A “ Nonstatutory Stock Option” or “NSO” means a Stock Option that is not an Incentive Stock Option.

2.2

Grant of Stock Options

  The Board is authorized to grant Incentive Stock Options and Nonstatutory Stock Option to Eligible Participants on the following terms and conditions.  An Award Agreement shall evidence a grant of Stock Options.

2.3

Stock Option Designation

  Each Stock Option shall be designated within the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.  However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are Exercisable for the first time by a Participant during any calendar year (under all plans of PCS or Subsidiary) exceeds $100,000, such excess Stock Options shall be treated as Nonstatutory Stock Options.  For purposes of this Section 2.3, Incentive Stock Options shall be taken into account in the sequence in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the Grant Date.  Nonstatutory Stock Options are not subject to Code Section 409A to the extent such options (i) provide for an Exercise price at least equal to the Fair Market Value of the underlying Share on the date of the grant; (ii) provide a fixed number of Shares subject to the grant at the date of the grant; (iii) are subject to Code Section 83 upon the transfer or Exercise of such options; and (iv) do not provide for any deferral features other than the delay in recognition of income until the later of Exercise or disposition of the option or until the option first becomes substantially Vested.  In the event that any of the foregoing requirements are not satisfied, the grant of Nonstatutory Stock Options shall comply with Code Section 409A.

2.4

Stock Option Exercise Price

  The Board shall determine the Exercise price per Share under a Stock Option.

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2.5

Vesting and Exercise Conditions

  At the time a Stock Option is granted, the Board may condition the Vesting and Exercise of the Stock Option upon the occurrence of such events, the compliance with such criteria, or both, as the Board shall determine.  The Board may waive any Vesting and Exercise provisions at any time in whole or in part based upon factors as the Board may determine in its sole discretion so that the Stock Option Vests or becomes Exercisable at an earlier date.  In no event may any Stock Option be Exercisable for more than ten years from the Grant Date.

2.6

Form of Consideration

 The consideration to be paid for the Shares to be issued upon Exercise of a Stock Option, including the method of payment, shall be determined by the Board (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist in part or entirely of the following:

(a)

Cash

  Cash.

(b)

Check

  A check that is acceptable to PCS.

(c)

Promissory note

  A promissory note upon terms and conditions that is acceptable to PCS.

(d)

Shares

  Other Shares which (i) in the case of Shares acquired upon Exercise of a Stock Option, have been owned by the Participant for more than six (6) months on the date of surrender or such other period as may be required to avoid a charge to PCS’s earnings; and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise price of the Stock as to which such Stock Option shall be Exercised.

(e)

Cashless Exercise

  Consideration received by PCS under a cashless exercise program implemented by PCS in connection with the Plan.

(f)

Release of Money Owed

  A reduction in the amount of any PCS liability to the Participant, including any liability attributable to the Participant’s participation in any PCS-sponsored deferred compensation program or arrangement.

(g)

Alternatives

                                 Such other consideration and method of payment for the issuance of shares to the extent permitted by PCS and applicable laws.

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               2.7       Exercise of Stock Option

  A Stock Option shall be deemed to be Exercised when written or electronic notice of Exercise (in accordance with the Award Agreement) has been given to PCS by the Participant or Participant’s guardian or legal representative and PCS has received full payment for the Shares with respect to which the Stock Option is Exercised.  A Stock Option may not be Exercised for a fraction of a Share.  The Board may permit an arrangement whereby receipt of Shares upon Exercise of a Stock Option is delayed until a specified future date.  Exercise of a Stock Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for Exercise under the Stock Option, by the number of Shares as to which the Stock Option is Exercised.

2.8

Rule 16b-3

  Stock Options granted to an officer, director, or greater than ten percent (10%) shareholder of PCS within the meaning of Rule 16a-2 under the Securities Exchange Act of 1934 (the “ 1934 Act”), who is required to file reports pursuant to Rule 16a-3 under the 1934 Act shall comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required there under to qualify for the maximum exemption from Section 16 of the 1934 Act with respect to Plan transactions.

2.9

Incentive Stock Options

  The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

2.9.1

Eligibility

  Incentive Stock Options may be granted only to Eligible Participants who are employees of PCS or a Subsidiary as defined in Code Sections 424(e) and 424(f).  A Subsidiary shall be defined as set forth in Code Section 424(f).

2.9.2

Exercise Price

  The Exercise price of an Incentive Stock Option shall not be less than the Fair Market Value as of the Grant Date.

2.9.3

Fair Market Value

  “ Fair Market Value” of the Shares, on any date, means: (i) if the Shares are listed or traded on any Exchange, the average closing price for such Shares (or the closing bid, if no sales were reported) as quoted on such Exchange (or the Exchange with the greatest volume of trading in the Shares) for the last market trading day prior to the day of determination, as reported by such source as the Board deems reliable; (ii) if the Shares are quoted on the over-the-counter market or is regularly quoted by a recognized securities dealer, but selling prices are not

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reported, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for the Shares on the last market trading day prior to the day of determination, as reported by such source as the Board deems reliable; or (iii) in the absence of an established market for the Shares, the Fair Market Value shall be determined in good faith by the Board and in compliance with Code Section 409A if Code Section 409A is applicable.  In the case of an Incentive Stock Option, Fair Market Value shall be determined without regard to any restriction other than a restriction that, by it terms, will never lapse.  “ Exchange” means any national securities exchange or national market system on which the Shares may from time to time be listed or traded.

2.9.4

Lapse of Stock Option

  Subject to any earlier termination provision contained in the Award Agreement, an Incentive Stock Option shall lapse upon the earliest of the following circumstances.  The Board may, prior to the lapse of the Incentive Stock Option under the circumstances described in Sections 2.9.4(c), 2.9.4(d), and 2.9.4(e), provide in writing that the Stock Option will extend until a later date, but if a Stock Option is so extended and is Exercised after the dates specified in Sections 2.9.4(c) or 2.9.4(d), it will automatically become a Nonstatutory Stock Option.

(a)

Expiration

  The expiration date set forth in the Award Agreement.

(b)

Ten Years

  The tenth anniversary of the Grant Date.

(c)

Employment Termination

  Three months after termination of the Participant’s Continuous Status as a Participant for any reason other than the Participant’s Disability or death or as otherwise allowed pursuant to Section 11.4.

(d)

Disability

  One year after the termination of a Participant’s Continuous Status as a Participant by reason of the Participant’s Disability.

(e)

Death

  If the Participant dies while employed, then one year after the Participant’s death.  If the Participant dies after the termination of the Participant’s Continuous Status as a Participant, then the later of (i) the end of the three-month period described in Section 2.9.4(c) and before the Stock Option otherwise lapses; or (ii) the end of the one-year period described in Section 2.9.4(d) and before the Stock Option otherwise lapses.

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2.9.5

Exercise after Employment Termination

  Unless the Exercisability of the Incentive Stock Option is accelerated as provided in Article 11, if a Participant Exercises a Stock Option after termination of employment, the Stock Option may be Exercised only with respect to the Stock Options that were otherwise Vested on the Participant’s termination of employment.

2.9.6

Exercise upon Death

  Upon the Participant’s death, any Exercisable Incentive Stock Options may be Exercised by the Participant’s beneficiary, determined in accordance with Section 11.7.

2.9.7

Individual Dollar Limitation

  The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first Exercisable by a Participant in any calendar year may not exceed $100,000.00.

2.9.8

Ten Percent Owners

  No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of PCS or any parent or Subsidiary unless the Exercise price per share of such Stock Option is at least 110% of the Fair Market Value per Share at the Grant Date and the Stock Option expires no later than five (5) years after the Grant Date.

2.9.9

Expiration of Authority to Grant Incentive Stock Options

  No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date of the Plan as determined in Section 15.1, or the termination of the Plan, if earlier.

2.9.10

Right to Exercise

  During a Participant’s lifetime, an Incentive Stock Option may be Exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

2.9.11

Transfer Restrictions

  A Participant may not dispose of Shares obtained by Exercise of an Incentive Stock Option within two years of the Grant Date nor within one year of the transfer of Shares upon Exercise of the Incentive Stock Option.  A transfer of Shares obtained by Exercise of an Incentive Stock Option made by a Participant to a trustee, receiver, or any similar fiduciary in any proceeding under Title 11 of the United States Code or any other similar insolvency proceeding shall not constitute a disposition by the Participant.

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2.10

Nonstatutory Stock Option

  The Board shall determine the per Share Exercise price of a Nonstatutory Stock Option.  The per Share Exercise price of Nonstatutory Stock Options, including Nonstatutory Stock Options intended to qualify as “performance-based compensation” within the meaning of Code Section 162(m), (i) shall not be less than 100% of the Fair Market Value per Share on the Grant Date; and (ii) may be granted with a per Share Exercise price of less than 100% of the Fair Market Value per Share on the Grant Date pursuant to a merger or other corporate transaction.

Article 3
STOCK APPRECIATION RIGHTS

3.1

Stock Appreciation Right

A “ Stock Appreciation Right” or “SAR” means a contractual right granted to a Participant under this Article 3 to receive at a future date a payment equal to the difference between the Fair Market Value of a Share as of the date of Exercise of the SAR over the base price of the Share, all as determined pursuant to this Article 3.

3.2

Grant of Stock Appreciation Rights

  The Board is authorized to grant Stock Appreciation Rights to Eligible Participants on the following terms and conditions.  An Award Agreement shall evidence a grant of Stock Appreciation Rights.

3.2.1

Right to Payment

  Upon the Exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive:

(i)

the Fair Market Value of one Share on the date of Exercise; less

(ii)

the base price of the Stock Appreciation Right as determined by the Board.

3.2.2

Other Terms

  The Board shall determine the terms and conditions of any Stock Appreciation Right at the time of the grant of the Award and shall be reflected in the Award Agreement.  The terms and conditions may include, without limitation: (i) the conditioning of the Vesting and Exercise of the SAR upon the occurrence of such events, the compliance with such criteria, or both, as the Board shall determine; (ii) the methods of settlement; and (iii) the form of consideration payable upon settlement.

3.2.3

Compliance with Code Section 409A

  A SAR is not subject to Code Section 409A to the extent (i) the compensation payable under the SAR is not greater than the difference between the Fair Market Value of the

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Share on the date of the grant of the SAR and the Fair Market Value of the Share on the date of Exercise; (ii) the number of Shares subject to the SAR is fixed on the date of the grant; (iii) the Exercise price of the SAR is not less than the Fair Market Value of the underlying Shares on the date of the grant; and (iv) the SAR does not provide for any deferral features other than the delay in recognition of income until the Exercise of the SAR.  In the event any of the foregoing requirements are not satisfied, the grant of the SAR shall comply with Code Section 409A.

Article 4
 PHANTOM STOCK

4.1

Phantom Stock

  “ Phantom Stock” means the contractual right to receive payment of the entire Fair Market Value of one or more of PCS’s Shares at a future date.

4.2

Grant of Phantom Stock

  The Board is authorized to grant Phantom Stock to Eligible Participants on such terms and conditions as the Board may determine.  An Award Agreement shall evidence a grant of Phantom Stock.

4.3

Terms of Phantom Stock

  Unless the Board shall determine otherwise; (i) at the Grant Date, the value of a single share of Phantom Stock shall be equal to the Fair Market Value of a PCS Share; (ii) the Phantom Stock may Vest upon passage of time, occurrence of events, achievement of performance goals, or other events; (iii) upon Exercise, the value of a single share of Phantom Stock shall be equal to the Fair Market Value of a Share as of the Exercise date; (iv) upon Exercise, Phantom Stock may be settled by payment made in cash, in Shares, or part in cash and part in Shares, less required withholding; (v) the Phantom Stock shall be paid the amounts that are equivalent to the dividends and the proceeds of any liquidation or redemption of PCS’s Shares, which payments may be deferred by PCS pending Exercise and paid only upon settlement of the Phantom Stock; (vi) the Phantom Stock shall be adjusted for the changes in PCS’s capital structure as set forth in Section 13.4; and (vii) Phantom Stock shall not entitle the Participant to voting rights or any other rights of a shareholder.  In the event a grant of Phantom Stock results in a deferral of compensation within the meaning of Code Section 409A, such grant of Phantom Stock shall comply with Code Section 409A.

Article 5
PERFORMANCE SHARES

5.1

Performance Share

A “ Performance Share” means a contractual right granted to a Participant under this Article 5 that shall be valued by reference to a designated number of Shares and which value shall be paid upon achievement of such performance goals as the Board establishes with regard to such Performance Share.

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5.2

Grant of Performance Shares

  The Board is authorized to grant Performance Shares to Eligible Participants on such terms and conditions as the Board may determine.  The Board shall have the complete discretion to determine the number of Performance Shares granted to each Eligible Participant, and to designate the provisions of such Performance Shares.  An Award Agreement shall evidence the grant of Performance Shares.

5.3

Performance Goals

  The Board may establish performance goals for Performance Shares.  The performance goals for all Eligible Participants who (i) are 162(m) Employees shall be established in compliance with, and shall comply with, the Qualified Performance Based Award as set forth in Section 11.5; and (ii) are not 162(m) Employees may be based on any criteria selected by the Board.  Such performance goals for non-162(m) Employees (i) may be described in terms of objectives that relate to the performance of the Participant, the entire PCS, a Subsidiary, or a division, region, department or function within PCS or any Subsidiary; (ii) may be modified by the Board, in whole or in part, as the Board deems appropriate if the Board determines that a change in the business, operations, corporate structure or capital structure of PCS or the manner in which PCS or any Subsidiary conducts its business, or other events or circumstances render performance goals to be unsuitable; and (iii) may be modified by the Board, if the Board determines that the performance goals or performance period are no longer appropriate because a Participant is promoted, demoted or transferred to a different business unit or function during a performance period.  A modification of a performance goal for a Participant who is not a 162(m) Employee may (i) adjust, change or eliminate the performance goals or the applicable performance period as the Board deems appropriate to make such goals and period comparable to the initial goals and period; or (ii) make a cash payment to the Participant in amount determined by the Board.

5.4

Right to Payment

  The grant of a Performance Share to a Participant will entitle the Participant to receive, at a specified later time, a specified number of Shares, or the equivalent value in cash or other property, if the performance goals established by the Board are achieved and the other terms and conditions are satisfied.  The Board shall set performance goals and other terms or conditions for payment of the Performance Shares in its discretion, which will determine the number of the Performance Shares that will be earned by the Participant if the performance goals are met.

5.5

Payment and Other Terms

  Performance Shares may be payable in cash, Shares, or other property, and have such other terms and conditions, as determined by the Board and reflected in the Award Agreement.  In the event a grant of Performance Shares results in a deferral of compensation within the meaning of Code Section 409A, such grant of Performance Shares shall comply with Code Section 409A.

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Article 6
RESTRICTED STOCK AND RESTRICTED STOCK UNIT

6.1

Restricted Stock

  “ Restricted Stock” means the contractual right granted to a Participant under this Article 6 to receive Shares in the future, which right is subject to certain restrictions and to risk of forfeiture.

6.2

Restricted Stock Unit

  A “ Restricted Stock Unit” means the contractual right granted to a Participant under this Article 6 to receive in the future cash, Shares or other property that is equivalent to the value of the number of Shares subject to the Restricted Stock Units, which right is subject to certain restrictions and to a risk of forfeiture.

6.3

Grant of Restricted Stock and Restricted Stock Units

  The Board is authorized to grant Restricted Stock or Restricted Stock Units to Eligible Participants in such amounts, terms and conditions as the Board may determine, subject to this Article 6.  The amount of Restricted Stock and Restricted Stock Units granted under this Plan shall not exceed the number of reserved Shares identified in Section 1.5.  An Award Agreement shall evidence the grant of Restricted Stock or Restricted Stock Units.

6.4

Issuance and Restrictions

  Restricted Stock or Restricted Stock Units shall be subject to such restrictions as the Board may determine, including but not limited to restrictions on (i) transferability; (ii) the right to vote; or (iii) the right to receive dividends.  Subject to the remaining terms and conditions of the Plan, these restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals, or otherwise, as the Board determines at the time of the grant of the Award or thereafter.  (This Section 6.4 shall not preclude the waiver, lapse or the acceleration of lapse of any restrictions in accordance with or as permitted by Sections 12.2, 12.3, 12.4, or 13.4 or any other provision of the Plan.)  Except as otherwise provided in an Award Agreement, the Participant shall have all of the rights of a stockholder with respect to the Restricted Stock, and the Participant shall have none of the rights of a stockholder with respect to Restricted Stock Units until such time as Shares are paid in settlement of the Restricted Stock Units.

6.5

Forfeiture

  At the time of the grant of the Award, and subject to the terms and conditions of the Plan, the Board may provide in the Award Agreement forfeiture conditions relating to Restricted Stock or Restricted Stock Units.  In the event Restricted Stock or Restricted Stock Units are no longer subject to a substantial risk of forfeiture and such Restricted Stock or Restricted Units provide for a deferral of compensation within the meaning of Code Section 409A, such Restricted Stock or Restricted Stock Units shall comply with Code Section 409A.

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6.6

Delivery of Restricted Stock

  Shares of Restricted Stock shall be delivered to the Participant at the time of grant either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, PCS or one or more of its employees) designated by the Board, a stock certificate or certificates registered in the name of the Participant.  If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

Article 7
 DEFERRED STOCK UNITS

7.1

Deferred Stock Units

  A “ Deferred Stock Unit” means the contractual right granted to a Participant to receive value (i) that is paid in the form of cash, shares of Stock or other property and (ii) which is equivalent to the value of shares of Stock at a future time.  The value and form of payment (in cash, shares of Stock or other property) shall be determined by (i) the Board or (ii) the Participant within guidelines established by the Board in the case of voluntary deferral elections.

7.2

Grant of Deferred Stock Units

  The Board is authorized to grant Deferred Stock Units to Eligible Participants subject to such terms and conditions as the Board may determine.  An Award Agreement shall evidence a grant of Deferred Stock Units.  In the event a grant of Deferred Stock Units results in a deferral of compensation within the meaning of Code Section 409A, such grant of Deferred Stock Units shall comply with Code Section 409A.

Article 8
 DIVIDEND EQUIVALENTS

8.1

Dividend Equivalents

  A “ Dividend Equivalent” means the contractual right granted to a Participant to receive payments during a specified period of time equal to dividends that would be received from all or a portion of a number of Shares as if the Participant owned the Shares, as determined by the Board.

8.2

Grant of Dividend Equivalents

  The Board is authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as the Board may determine.  The Board may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional Shares, or otherwise reinvested.  An Award Agreement shall evidence a grant of Dividend Equivalents.  In the event a grant of Dividend Equivalents results in a deferral of compensation within the meaning of Code Section 409A, such grant of Dividend Equivalents shall comply with Code Section 409A.

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Article 9
STOCK PURCHASE INCENTIVE

9.1

Stock Purchase Incentive

  A “ Stock Purchase Incentive” means an “employee stock purchase plan” as defined in Code Section 423, and grants employees with the option to purchase Shares.  Employees eligible to participate in the Stock Purchase Incentive shall be determined by the Board in compliance with Code Section 423(b)(4).

9.2

Grants of Option to Purchase Shares

  If decided by the Board, each year during the term of the Plan PCS will make one or more offerings in which options to purchase Shares (“ Share Purchase Options”) will be granted to employees of PCS and its Subsidiaries pursuant to the Plan.  An Award Agreement shall evidence a grant of Share Purchase Options.

9.3

Terms and Conditions of Share Purchase Options

.

9.3.1

Share Purchase Option Price

  An option price per Share for each offering shall be determined by the Board on or prior to the date of grant of the Share Purchase Option.  The option price per share shall not be less than (i) 85% of Fair Market Value of a Share on the date the Share Purchase Option is granted; or (ii) 85% of Fair Market Value of a Share on the date the Share Purchase Option is Exercised, whichever is lower.

9.3.2

Expiration of Share Purchase Options

  The expiration date of the Share Purchase Options granted in each offering shall be determined by the Board prior to or on the date of grant of the Share Purchase Options.  The expiration date shall not be more than 27 months after the date of grant of the Share Purchase Options.

9.3.3

Amount of Share Purchase Options

  Each Share Purchase Option shall entitle the employee to purchase up to: (i) the maximum number of Shares that can be purchased at the option price as the Board shall determine for each offering (but not to exceed the amount specified in Code Section 423(b)); (ii) the maximum dollar amount that can be used to purchase Shares as the Board shall determine for each offering (but not to exceed the amount specified in Code Section 423(b)); or (iii) a limit based on both the maximum number of Shares and maximum dollar amount as determined by the Board.  Each employee may elect to participate for less than the maximum number of Shares or maximum dollar amount.  The Board shall determine prior to or on the date of grant of the Share Purchase Options the consequences of an employee’s election to participate for less than the maximum.

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9.3.4

Term

  The term of each offering shall consist of the three periods identified in this Section 9.3.4.  The Board shall determine (i) the beginning and ending dates of each Enrollment Period and Payroll Deduction Period; and (ii) the date of each Exercise Day.

(a)

Enrollment

  An “ Enrollment Period” is the period that each eligible employee shall determine whether or not and to what extent to participate by authorizing payroll deductions.

(b)

Payroll Deduction

  A “ Payroll Deduction Period” is the period that payroll deductions shall be made and credited to each employee’s payroll deduction account.

(c)

Exercise Day

  An “ Exercise Day” is the day that the Share Purchase Options of Participants will be automatically Exercised in full.

9.3.5

Enrollment Procedure

  Each eligible employee who desires to participate in an offering shall elect to do so by completing and delivering by the end of the Enrollment Period to a person designated by the Plan Administrator a payroll deduction authorization in the form (including without limitation paper and electronic mail) prescribed by the Board authorizing payroll deductions during the Payroll Deduction Period.  Unless otherwise determined by the Board, such election and payroll deduction authorization shall constitute an election and payroll deduction authorization to participate in the current offering and all subsequent offerings under the Plan until the Employee provides a cancellation of such authorization during a subsequent Enrollment Period.

9.3.6

Employee Payroll Deduction Accounts

  PCS shall maintain or arrange for the maintenance of payroll deduction accounts for all Participants.  No interest shall be paid on money held in the payroll deduction account.

9.3.7

Exercise of Share Purchase Option

  On the Exercise Day, the Share Purchase Options of each Participant shall be automatically Exercised in full without the need for the Participant to take any action.  If the aggregate number of Shares that employees seek to purchase exceeds the number of Shares available, then the available Shares will be allocated pro rata based on the number of Shares each employee seeks to purchase compared to the number of Shares available.

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9.3.8

Payment Procedure

  Upon Exercise of a Share Purchase Option, the Shares shall be paid in full by transfer of the purchase price from the employee’s payroll deduction account to PCS’s account.  Any balance in the employee’s payroll deduction account shall be applied to subsequent offerings unless prior to the start of the next offering the employee requests that the balance be paid to the employee in cash.

9.3.9

Termination of Payroll Deduction

  The Board may allow Participants to cancel or reduce, or both, their payroll deduction authorizations.  The Board shall determine the consequences of such cancellations or reductions on the Participants’ enrollment in subsequent offerings.

9.3.10

Termination of Employment

  The Board shall determine on or prior to the date of grant of Share Purchase Options the consequences of the termination of employment of a Participant for any reason, including death, during the term of an offering.

9.3.11

Restrictions on Transfer and Exercise of Share Purchase Options

  A Share Purchase Option granted under the Plan (i) may not be transferred except by will or the laws of descent and distribution and (ii) may be Exercised only for the benefit of the Participant to whom granted during the lifetime of such Participant.

9.3.12

Restrictions on Amount of Share Purchase Options

  No employee shall be granted an Share Purchase Option (i) if such employee, immediately after the Share Purchase Option is granted, owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of PCS, calculated pursuant to Code Section 423(b)(3); or (ii) that permits the employee’s rights to purchase common stock under all Stock Purchase Incentives of PCS to accrue at a rate which exceeds $25,000 (or such other maximum as may be prescribed from time to time by the Code) of Fair Market Value of such common stock (determined at the date of grant) for each calendar year in which such Share Purchase Option is outstanding at any time pursuant to Code Section 423(b)(8).

9.4

Compliance with Code Section 423

  This Stock Purchase Incentive is intended to comply with Code Section 423.  In the event that the Board determines that this Stock Purchase Incentive does not comply with Code Section 423, or if an adjustment to this Stock Purchase Incentive is advisable or reasonable to improve compliance with Code Section 423, then the Board has the authority to amend, modify and revise this Stock Purchase Incentive for that purpose.

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Article 10
STOCK OR OTHER STOCK-BASED INCENTIVES

10.1

Other Stock-Based Incentives

  “ Other Stock-Based Incentives” means a contractual right granted to a Participant under this Article 10 that relates to or is valued by reference to the Shares or other Awards relating to the Shares.

10.2

Grant of Stock or Other Stock-Based Incentives

  The Board is authorized to grant Other Stock-Based Incentives to Eligible Participants that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Board to be consistent with the purposes of the Plan, subject to such terms and conditions as the Board may determine, and in compliance with applicable law.  The Other Stock-Based Incentives include but are not limited to (i) Shares awarded purely as a “bonus” and not subject to any restrictions or conditions; (ii) convertible or exchangeable debt securities; (iii) other rights convertible or exchangeable into Shares; (iv) Awards valued by reference to book value of Shares; (v) Awards valued by reference to the value of securities of specified Subsidiaries; and (vi) Awards valued by reference to the performance of specified Subsidiaries.  The Board shall determine the terms and conditions of Other Stock-Based Incentives.  An Award Agreement shall evidence the grant of Other Stock-Based Incentives.  In the event a grant of Other Stock-Based Incentives results in a deferral of compensation within the meaning of Code Section 409A, such grant of Other Stock-Based Incentives shall comply with Code Section 409A.

Article 11
 AWARD PROCEDURES

11.1

Single and Tandem Awards

  Awards granted under the Plan may, in the discretion of the Board, be granted either alone, in addition to, or in tandem with, any other Award granted under the Plan.  Subject to Section 15.3, awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

11.2

Term of Award

  The term of each Award shall be for the period as determined by the Board.  In no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from its Grant Date (or, if Section 2.9.8 applies, five years from its Grant Date).

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11.3

Signing and Returning Award Agreement

.

11.3.1

Prompt Signing and Returning Award Agreement Is a Condition of Eligibility

  To be eligible to receive an Award under the Plan, the Participant must (i) sign an Award Agreement; and (ii) return the signed Award Agreement to PCS within 60 days from the date PCS provides the Participant with the Award Agreement.  If an Award Agreement is not signed by the Participant and received by PCS within the 60-day period, the Award Agreement is void (unless an exception is made pursuant to Section 11.3.3).

11.3.2

Notice of Condition to Eligible Participants

  The Board shall provide reasonable notice to all Participants that the Award is valid only if (i) the Participants sign the Award Agreement; and (ii) PCS receives the Award Agreement within the 60-day period.

11.3.3

Discretion to Delay Condition

  The Board has the sole discretion to waive or suspend the time period for returning a signed Award Agreement based on the facts of an individual case.  In making a decision regarding waiver or suspension, the Board is not required to treat like cases similarly, may make arbitrary distinctions between different facts, and may make different decisions based on the same or similar facts.

11.3.4

Lost Award Agreements

  The Board shall adopt reasonable procedures governing the replacement of lost or destroyed Award Agreements.

11.4

Forfeiture Events

  An Award Agreement may specify that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable Vesting, Exercise, or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of employment for cause, violation of material PCS or Subsidiary policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of PCS or any Subsidiary.

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11.5

Qualified Performance-Based Awards for Section 162(m) Employees

11.5.1

Qualified Performance-Based Award

  A “ Qualified Performance-Based Award” means an Award that is (i) granted to an employee covered by Code Section 162(m) (“ 162(m) Employee”); (ii) intended to qualify for the exemption set forth in Code Section 162(m)(4)(C) from the limitation on deductibility imposed by Code Section 162(m) (“ 162(m) Exemption”); and (ii) is made subject to performance goals based on one or more of the business criteria listed in Section 11.5.3.

11.5.2

Stock Options and Stock Appreciation Rights

  As long as the Exercise price of Stock Options or base price of Stock Appreciation Rights is not less than the Fair Market Value of the Shares on the Grant Date, then this Plan intends that all Stock Options and Stock Appreciation Rights granted pursuant to this Plan to any 162(m) Employee shall qualify for the 162(m) Exemption.

11.5.3

Business Criteria

  When granting any Award, the Board may designate such Award as a Qualified Performance-Based Award based upon Board’s determination that (i) the recipient is or may be a 162(m) Employee with respect to such Award; and (ii) the Award qualifies for the 162(m) Exemption. If an Award is so designated, the Board shall establish performance goals for such Award within the time period prescribed by Code Section 162(m) based on one or more of the following business criteria, which may be expressed in terms of objectives that relate to the performance of a Participant, PCS as a whole, a Subsidiary, or a unit, division, region, department or function within PCS or a Subsidiary.  The business criteria may include the following:

(a)

Earnings

  Earnings, including (i) earnings per share (whether growth or target); (ii) operating earnings; or (iii) other methods of measuring earnings.

(b)

Return on Investment

  Return on investment, including (i) return on equity; (ii) return on assets; (iii) return on investment; (iv) return on capital; and (v) other methods of measuring the return on the investment.

(c)

Income

  Income, including (i) gross; (ii) net; (iii) operating; or (iv) other methods of measuring income.

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(d)

Revenue

  Revenue, including (i) operating revenue; (ii) non-operating revenue; and (iii) other revenue.

(e)

Operations

  Operations, including (i) net margin; (ii) gross margin; (iii) compliance with laws and regulations; (iv) compliance with policies and procedures; and (v) other methods to measure operations.

(f)

Customers

  Customers, including (i) customer service; (ii) change in PCS services used by each customer; (iii) change in number of customers; and (iv) other methods to measure customer care and satisfaction.

(g)

Employees

  Employees, including (i) recruiting; (ii) compensation; (iii) retention; (iv) training and development; (v) succession planning; (vi) leadership and management; and (vii) other methods to measure employee activities.

(h)

Shareholders

  Shareholder relations, including (i) communication; (ii) information disclosure; and (iii) other methods to measure shareholder and investor relations.

(i)

Culture

  PCS culture, including (i) willingness to learn new responsibilities; (ii) willingness to assist others outside the Participant’s current scope of responsibilities; (iii) treatment of colleagues and customers with respect, and avoid rumor and innuendo; (iv) effort to complete an assigned task on schedule; (v) positive attitude about work, colleagues and customers; (vi) willingness to promote cost-effective and efficient operations; and (vii) other goals relating to PCS’s culture.

(j)

Creativity

  Creativity, including (i) improving PCS’s products and processes; (ii) solving customer issues to the benefit of customers and PCS; (iii) using imagination, and artistic and intellectual inventiveness; (iv) enriching the PCS culture, products and processes; (v) making productive and fertile contributions; and (vi) other methods of measuring creativity.

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(k)

Community

  Community role, including (i) involvement in community organizations; (ii) diversity; (iii) drug, alcohol, domestic violence and other abuse prevention; and (iv) other goals relating to the community.

(l)

Strategy

  Strategy, including (i) developing strategic plans; (ii) updating strategic plans; (iii) implementing strategic plans; (iv) developing franchise value; and (v) other method of measuring PCS’s strategy.

(m)

Growth

  Growth, including (i) geographical growth; (ii) market share growth; (iii) facility growth; (iv) acquisitions; and (v) other methods to measure growth.

(n)

Goals

  Goals consistent with the Participant’s specific employee and officer duties and responsibilities, designed to further the financial, operational and other business interests of PCS.

11.5.4

Statement of Performance Goals

  Performance goals with respect to the business criteria set forth in Section 11.5.3 may be stated in (i) absolute terms (including completion of pre-established projects, such as the introduction of specified products or services); (ii) percentages; (iii) terms of growth from period to period or growth rates over time; and (iv) established or specially-created performance indexes of PCS’s competitors, peers or other companies.  Any member of an index that disappears during a measurement period shall be disregarded for the entire measurement period.  Performance goals may be based upon (i) an increase or positive result under a business criterion; (ii) the maintenance of the status quo; or (iii) the limitation of economic or other losses (measured, in each case, by reference to a specific business criterion).

11.5.5

Vesting of Qualified Performance-Based Award

  Each Qualified Performance-Based Award (other than a Stock Option or Stock Appreciation Right) shall be earned, Vested and payable (as applicable) only upon the achievement of (i) performance goals established by the Board and derived from one or more of the business criteria set forth in Section 11.5.3; and (ii) any other conditions that the Board may determine, including without limitation the condition as to continued employment as set forth in Section 11.5.8.  The Board may provide, in its sole and absolute discretion, in connection with the grant of or amendment of a Qualified Performance-Based Award, that achievement of the performance goals will be waived upon the (i) Participant’s death; (ii) Participant’s Disability as set forth in Section 12.2;  (iii) a Change in Control as set forth in Section 12.3; or (iv) acceleration of vesting for any other reason as set forth in Section 12.4.  Performance periods established by the Board for any such Qualified Performance-Based Award may range from a ninety (90) day period to any longer period.

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11.5.6

Criteria for Evaluation Performance

  The Board may provide in any Qualified Performance-Based Award that any evaluation of performance may include or exclude any of the following events that occur during a performance period: (i) asset write-downs or impairment charges; (ii) judgments or settlements arising from any litigation or claim; (iii) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (iv) accruals for reorganization and restructuring programs; (v) extraordinary nonrecurring items as determined by generally accepted accounting principles or as set forth in financial condition and results of operations appearing in PCS’s annual report to stockholders for the applicable year; (vi) acquisitions or divestitures; and (vii) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to 162(m) Employees, the inclusions or exclusions shall be prescribed in a form and at a time that meets the requirements of Code Section 162(m) for deductibility.

11.5.7

Written Confirmation

  Any payment of a Qualified Performance-Based Award shall be conditioned on the written certification of the Board that the performance goals and other conditions were satisfied.  Written certification may take the form of (i) a Board resolution passed by a majority of the Board at a properly convened meeting; (ii) unanimous action by the Board that is set forth in an action by written consent; (iii) a separate writing executed by the Chair of the Board pursuant to the foregoing Board actions; or (iv) the Chair executing approved minutes of the Board in which such determinations were made.  Except as specifically provided in Section 11.5.5, in connection with a Qualified Performance-Based Award held by a 162(m) Employee or an employee who in the reasonable judgment of the Board may be a 162(m) Employee on the date of payment, the Board may not (i) amend; (ii) waive; (iii) increase the amount payable; (iv) increase the value; or (vi) otherwise act in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the 162(m) Exemption.

11.5.8

Continued Employment

  With respect to a Participant who is an officer of PCS, any payment of a Qualified Performance-Based Award shall be conditioned on the officer having remained continuously employed by PCS or a Subsidiary for the entire performance or measurement period, including through the date of determination and certification of the payment of any such Award pursuant to Section 11.5.7 (the “ Certification Date”).  With respect to any given performance or measurement period, an officer of PCS who (i) terminates employment (regardless of cause) or who otherwise ceases to be an officer, prior to the Certification Date and (ii) who, pursuant to a separate contractual arrangement with PCS is entitled to receive payments from PCS extending to or beyond such Certification Date as a result of such termination or cessation in officer status, shall be deemed to have been employed by PCS as an officer through the Certification Date for purposes of payment eligibility.

11.6

Limits on Transfer

  No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than PCS or a Subsidiary,

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or shall be subject to any lien, obligation, or liability of such Participant to any other party other than PCS or a Subsidiary.  No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Code Section 414(p)(1)(A) if such Section applied to an Award under the Plan.  The Board may (but need not) permit other transfers when the Board concludes that such transferability (i) does not result in accelerated taxation; (ii) does not cause any Stock Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b); and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

11.7

Beneficiaries

  Notwithstanding Section 11.6, a Participant may, in the manner determined by the Board, designate a beneficiary to Exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death.  In the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to this Section 11.7, the legal guardian, or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.  A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to (i) all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide; and (ii) any additional restrictions deemed necessary or appropriate by the Board.  If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate.  Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Board.

11.8

Form of Payment for Awards

  Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by PCS or a Subsidiary upon the grant, Vesting or Exercise of an Award (i) may be made in such form as the Board determines at or after the Grant Date, including without limitation, cash, Shares, other Awards, or other property, or any combination thereof; and (ii) may be made in a single payment or transfer, in installment payments or transfers, or on a deferred basis, all as the Board shall determine.

11.9

Deferral

  Subject to applicable law, the Board may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the Exercise of a Stock Option or Stock Appreciation Right, the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units, or the satisfaction of any requirements or goals with respect to Performance Shares and Other Stock-Based Awards.  If any such deferral election is required or permitted, the Board shall, in its sole discretion, establish rules and procedures for such payment deferrals.  Any Award that provides for the deferral of compensation within the meaning of Code Section 409A shall comply with Code Section 409A.

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11.10

Additional Provisions

  Each Award Agreement may contain such other terms and conditions as the Board may determine.  All other terms and conditions shall not be inconsistent with the provisions of the Plan.

Article 12
 VESTING PROCEDURES

12.1

Vesting.

  At the time an Award is granted, the Board shall determine any conditions that must be satisfied before the Award may be Exercised.  Upon the satisfaction of the conditions, if any, the Award shall Vest and the Participant shall have the right to Exercise the Award.

12.2

Acceleration of Vesting upon Death or Disability

.

12.2.1

Acceleration

  Except as otherwise provided in the Award Agreement, upon the Participant’s death or Disability during the Participant’s Continuous Status as a Participant; (i) all of such Participant’s outstanding Stock Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be Exercised shall become fully Exercisable; (ii) all time-based restrictions on Vesting on the Participant’s outstanding Awards shall lapse; and (iii) the target payout opportunities attainable under all of such Participant’s outstanding performance-based Awards shall be deemed to have been fully earned as of the date of death or Disability based upon an assumed achievement of all relevant performance goals at the “target” level and there shall be a prorata payout to the Participant or the Participant’s estate within thirty (30) days following the date of death or Disability based upon the length of time within the performance period that has elapsed prior to the date of death or Disability.  Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Awards Agreement.  To the extent that this Section 12.2 causes Incentive Stock Options to exceed the dollar limitation set forth in Section 2.9.7, the excess Incentive Stock Options shall be deemed to be Nonstatutory Stock Options.

12.2.2  Disability

  “ Disability” or “Disabled” shall mean, for purposes of this Plan, the Participant is (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; (ii) the Participant is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for at least 3 months under a plan of PCS, or if applicable, a Subsidiary; (iii) the Social Security Administration has determined that the Participant is totally disabled; or (iv) the Participant is determined to be disabled in accordance with a disability insurance program which uses a definition of disability that complies with items (i) and (ii) of

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this Section 12.2.2.  If the determination of Disability relates to an Incentive Stock Option, or a Stock Appreciation Right issued in tandem with an Incentive Stock Option, Disability means “permanent and total disability” as defined in Code Section 22(e)(3).

12.2.3  Continuous Status as a Participant

  The “ Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer, director, or consultant of PCS or any Subsidiary, as applicable.  For purposes of an Incentive Stock Option, or a Stock Appreciation Right issued in tandem with an Incentive Stock Option, “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee of PCS or any Subsidiary, as applicable, pursuant to applicable tax regulations.  Continuous Status as a Participant shall continue to the extent provided in a written severance or employment agreement during any period that severance compensation payments are made to an employee, officer, director, or consultant and shall not be considered interrupted in the case of any leave of absence authorized in writing by PCS prior to its commencement.  For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  If reemployment upon expiration of a leave of absence approved by PCS is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

12.3

Acceleration of Vesting upon a Change in Control

12.3.1

Acceleration

  Except as otherwise provided in the Award Agreement or any special Plan document governing an Award, upon the occurrence of a Change in Control: (i) all of the Participant’s outstanding Stock Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be Exercised shall become fully Exercisable; (ii) all time-based Vesting restrictions on the Participant’s outstanding Awards shall lapse; (iii) the target payout opportunities attainable under all of the Participant’s outstanding performance-based Awards shall be deemed to have been fully earned as of the date of the Change in Control based upon an assumed achievement of all relevant performance goals at the “target” level; and (iv) there shall be a prorata payout to the Participant or the Participant’s estate within thirty (30) days following the date of the Change in Control based upon the length of time within the performance period that has elapsed prior to the date of the Change in Control.  To the extent that this Section 12.3 causes Incentive Stock Options to exceed the dollar limitation set forth in Section 2.9.7, the excess Incentive Stock Options shall be deemed to be Nonstatutory Stock Options.

12.3.2

Change in Control

 A “Change in Control” means the occurrence of both (i) one or more of the Change in Control events as set forth in Section 12.3.2(a), plus (ii) one or more of the Separation from Service events set forth in Section 12.3.2(b).  If a Change in Control event as described in Section 12.3.2(a) occurs without a Separation from Service event as described in Section 12.3.2(b), then a Change in Control does not occur and the acceleration of Vesting described in this Section 12.3

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does not occur.  The interpretation of what constitutes Change in Control, as defined in this Section 12.3.2, shall be in accordance Treasury Regulation Section 1.409A-3(i)(5), as amended.

(a)

Change in Control Events

  The Change in Control events are as follows:

(i)

Change in Ownership of Stock

.  A change in ownership of the Shares.  This change occurs on the first date that one person, or more than one person acting as a group, acquires ownership of Shares that, when combined with the Shares already held by such person or group, constitute more than 50% of either the total fair market value or total voting power of the Shares.

(ii)

Change in Effective Control

.  A change in effective control of PCS.  This change occurs on the first date during any 12 month period that (i) one person, or more than one person acting as a group, acquires ownership of Shares possessing 35% or more of the total voting power of the Shares, or (ii) a majority of members of PCS’s board of directors is replaced by directors whose appointment or election was not endorsed by such majority of PCS’s directors.

(iii)

Change in Ownership of Assets

.  Except for “related party transfers” (defined below), a change in the ownership of a substantial portion of PCS’s assets occurs on the date that any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from PCS that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of PCS immediately prior to such acquisition or acquisitions.  The phrase “gross fair market value” means the value of the assets of PCS, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.  The phrase “related party transfers” means a transfer of assets to: (i) a shareholder of PCS (immediately before the asset transfer) in exchange for or with respect to PCS’s Shares; (ii) an entity, 50 percent or more of the total value or voting power of which is owned, directly or indirectly, by PCS; (iii) a person, or more than one person acting as a group, that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding stock of PCS; or (iv) an entity, at least 50 percent of the total value or voting power of which is owned, directly or indirectly, by a person described in item (iii) of this Section 12.3.2(a)(iii).

(b)

Separation from Service Events

  A “Separation from Service” for purposes of Change in Control means (i) if Code Section 409A does not apply, then one or more of the events set forth in Section 12.3.2(b)(i), or (ii) if Code Section 409A shall apply, then one or more of the events set forth in Section 12.3.2(b)(ii).

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(i)

Standard Rules for Separation from Service

.  A “Separation from Service” for purposes of a Change in Control means (i) the involuntary termination without cause of the Participant’s employment with PCS or its successor; (ii) a reduction in the Participant’s authorities, duties, responsibilities, and status (including titles and reporting requirements); (iii) a change in Participant’s regular work location of more than fifty (50) miles as measured by a straight line, except for necessary travel on PCS’s business; (iv) any reduction in the Participant’s base salary as measured by comparing Participant’s actual salary for the four (4) month period prior to the Change in Control with the Participant’s anticipated salary for the six (6) months after the Change in Control; (v) a substantial reduction in the employee benefit or retirement plans in which Participant is eligible and that are provided generally to other employees of PCS or its successor; or (vi) the failure of PCS or its successor to assume and agree to substantially perform any written employment agreement between the Participant and PCS.  The time for determining the Separation from Service is the period that begins four (4) months before and ends six (6) months after the date of the occurrence of the Change in Control event as described in Section 12.3.2(a).

(ii)

Special Rules for Separation from Service

.  In the event Code Section 409A applies, then the standard rules relating to the events constituting Separation from Service set forth in Section 12.3.2(b)(i) do not apply, and the special rules relating to the events constituting Separation from Service set forth in this Section 12.3.2(b)(ii) do apply.  In the event Code Section 409A applies, then “ Separation from Service” for purposes of a Change in Control means (i) the involuntary termination without cause of the Participant’s employment with PCS or its successor; (ii) the Participant voluntarily terminates employment with PCS; or (iii) the Participant retires.  The time for determining the Separation from Service is the period that begins four (4) months before and ends six (6) months after the date of the occurrence of the Change in Control event as described in Section 12.3.2(a).

12.4

Acceleration of Vesting for Any Other Reason

  Regardless of whether an event has occurred as described in Sections 12.3 or 12.2, and subject to Section 11.5 as to Qualified Performance-Based Awards, the Board may, in its sole discretion and at any time, for retirement or any other reason, determine that (i) all or a portion of a Participant’s Stock Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be Exercised shall become fully or partially Exercisable; (ii) all or a part of the time-based Vesting restrictions on all or a portion of the outstanding Awards shall lapse; and (iii) any performance-based criteria with respect to any Awards shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Board may, in its sole discretion, declare.  The Board shall not exercise such discretion with respect to Awards comprised of Shares of Restricted Stock or Restricted Stock Units that, in the aggregate, exceed five percent (5%) of the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan.  When calculating whether the five percent (5%) maximum has been reached, the Board shall not count or consider any Shares of Restricted Stock or Restricted Stock Units (i) granted to directors who are not employees of PCS or Subsidiary; or (ii) regarding which the Board accelerated Vesting rights, waived restrictions or determined performance-based criteria had been satisfied (a) resulting from an event described in Sections 12.3, 12.2, and 13.4; or (b)

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by a Participant’s termination of employment or separation from service resulting from death, Disability, or for the convenience or in the bests interests of PCS.  The Board’s actions under this Section 12.4 (i) shall comply with Code Section 409A; and (ii) may discriminate among Participants and among Awards granted to a Participant.

12.5

Effect of Acceleration

  If an Award is accelerated under Sections 12.3, 12.2 or 12.4, the Board may, in its sole discretion, provide (i) that the Award will expire after a designated period of time after such acceleration to the extent not then Exercised; (ii) that the Award will be settled in cash rather than Shares; (iii) that the Award will be assumed by another party to a transaction giving rise to the acceleration or otherwise be equitably converted or substituted in connection with such transaction; (iv) that the Award may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Shares, as of a specified date associated with the transaction, over the Exercise price of the Award; or (v) any combination of the foregoing.  The Board’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.  To the extent that such acceleration causes Incentive Stock Options to exceed the dollar limitation set forth in Section 2.9.7, the excess Incentive Stock Options shall be deemed to be Nonstatutory Stock Options.

Article 13
 PCS SHARES SUBJECT TO THE PLAN

13.1

Calculation of Reserved Shares

  The number of Shares reserved under the Plan shall be calculated as follows:

13.1.1  Issued and Outstanding Shares

  Shares that are issued and outstanding pursuant to an Award shall be subtracted from the total number of Shares reserved under the Plan.

13.1.2

Shares in Terminated Awards

  To the extent that an Award cancels, terminates, expires, is forfeited or lapses for any reason, any unissued Shares subject to the Award will not be subtracted from the total number of Shares reserved under the Plan and will again be available for issuance pursuant to Awards granted under the Plan.

13.1.3  Award Shares Settled for Cash

  Shares subject to Awards settled in cash will not be subtracted from the total number of Shares reserved under the Plan and will again be available for issuance pursuant to Awards granted under the Plan.

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13.1.4  Payment in Shares

  If the Exercise price of a Stock Option is satisfied by delivering Shares to PCS (by either actual delivery or attestation), only the number of Shares issued in excess of the delivery or attestation (less any Shares delivered by the Participant to satisfy an applicable tax withholding obligation) shall be subtracted from the total number of Shares reserved under the Plan.

13.1.5  Cashless Exercise

  To the extent that the full number of Shares subject to a Stock Option is not issued upon Exercise of the Stock Option for any reason, only the number of Shares issued and delivered upon Exercise of the Stock Option shall be subtracted from the total number of Shares reserved under the Plan.  Nothing in this Section 13.1.5 shall imply that any particular type of cashless Exercise of a Stock Option is permitted under the Plan.  The decision to allow cashless Exercise shall be made by the Board or allowed by other provisions of the Plan.

13.2

Stock Distributed

  Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares, Treasury Shares or Shares purchased on the open market.

13.3

Fractional Shares

  No fractional Shares shall be issued.  The Board shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether rounding up or down shall eliminate such fractional Shares.

13.4

Changes in Capital Structure

  In the event of a corporate event or transaction involving PCS (including, without limitation, any stock dividend, stock split, reverse stock-split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares): (i) the number of Shares reserved pursuant to Section 1.5 shall automatically be adjusted proportionately without further action; (ii) the number of Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefore; and (iii) the Board may adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards.  Action by the Board may include: (i) adjustment of the number and kind of Shares which may be delivered under the Plan; (ii) adjustment of the number and kind of Shares subject to outstanding Awards; (iii) adjustment of the Exercise price of outstanding Awards; (iv) adjustment in the measure to be used to determine the amount of the benefit payable on an Award; and (v) any other adjustments that the Board determines to be equitable.  In addition, the Board may, in its sole discretion, provide (i) that Awards will be settled in cash or other property rather than Shares; (ii) that Awards will become immediately Vested and Exercisable and will expire after a designated period of time to the extent not then Exercised; (iii) that Awards will be assumed by another party to a transaction

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or otherwise be equitably converted or substituted in connection with such transaction; (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Shares, as of a specified date associated with the transaction, over the Exercise price of the Award; (v) that applicable performance targets and performance periods for Awards will be modified, consistent with Code Section 162(m) where applicable; or (vi) any combination of the foregoing.  The Board’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.  To the extent that any adjustments made pursuant to this Section 13.4 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Incentive Stock Options shall be deemed to be Nonstatutory Stock Options.

13.5

Securities Laws Compliance

.

13.5.1  Plan Exemption

  The dollar value and number of Shares granted and awarded under this Plan are limited pursuant to the rules and regulations promulgated by the Securities and Exchange Commission which provides an exemption of the Plan from the registration requirements under the 1933 Act.  The guidelines adopted pursuant to this Plan shall comply with the rules and regulations promulgated by the Securities and Exchange Commission.

13.5.2

Compliance as Condition of Share Issuance

  Shares shall not be issued pursuant to the Exercise of an Award unless the Exercise of the Award and the issuance and delivery of the Shares shall comply with all relevant provisions of applicable laws, including, without limitation, the Securities Act of 1933 (“ 1933 Act”), the 1934 Act, the rules and regulations promulgated there under, and the requirements of any stock exchange or national market system upon which the Shares may then be listed, and shall be further subject to the approval of counsel for PCS with respect to such compliance.

13.5.3

Securities Registration

  Notwithstanding any other provision of the Plan, if at any time the Board shall determine that the registration, listing or qualification of the Shares covered by an Award upon any stock exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares under the Plan, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Board.  Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Board may request to assure compliance with the foregoing and any other applicable legal requirements.  PCS shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Board’s determination that all related requirements have been fulfilled.  PCS is not obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or

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requirement.

13.5.4

Investment Representations

  As a condition to the exercise of an Award, PCS may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for PCS, such a representation may be required by applicable law.

13.5.5

Inability to Obtain Authority

  The inability of PCS to obtain authority from any regulatory body having jurisdiction, which authority is deemed by PCS’s counsel to be necessary for the lawful issuance and sale of any Shares, shall relieve PCS of any liability in respect of the failure to issue or sell such Shares.

13.5.6

Compliance as Condition of Share Resale

  Notwithstanding any other provision of the Plan, during any period of time that a Participant is a employee of PCS or Subsidiary (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), such Participant who acquires Shares pursuant to the Plan shall not sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold; or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

13.6

Stock Certificates

  Stock certificates for all Shares shall be issued as soon as practicable.  All Shares shall be issued in the name of the Participant as set forth on PCS’s books, or as designated by the Participant, or as required by law.  All Shares are subject to any stop-transfer orders and other restrictions as the Board deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Shares are listed, quoted, or traded.  The Board may place legends on any stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Shares.

Article 14
ADMINISTRATION

14.1

Administration of the Plan

  The Board shall administer the Plan.  The Board may appoint a committee (the “ Committee”) to provide recommendations to the Board regarding actions to be taken under the Plan.  To the extent any action of the Board under the Plan conflicts with actions taken or recommendations given by the Committee, the actions of the Board shall control.  All decisions, determinations and interpretations of the Board, whether made on appeal from the Committee or de novo by the Board, are final, binding, and conclusive on all parties and their successors and assigns.

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14.2

Role of the Committee.

  The Committee, upon the Board’s request, shall provide to the Board the recommendations of the Committee regarding all matters concerning the Plan.  Additionally, the Board may empower the Committee to act on behalf of the Board with such authority as the Board deems appropriate, including (without limitation) the authority up to and including to act in full substitution for the Board and to fully administer the Plan without further action of the Board.  Consistent with the scope of the Board’s delegation of power to the Committee, all powers granted to the Board under this Plan are granted to any Committee.

14.3

Composition of the Committee

  The members of the Committee shall be appointed by, and may be changed from time to time in the discretion of, the Board.  The Committee shall consist of at least two directors.  At least two of the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the 1934 Act and “outside directors” (within the meaning of Code Section 162(m)).  Any member of the Committee who does not qualify as a non-employee director or outside director shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act; or (ii) are reasonably anticipated to become 162(m) Employees during the term of the Award.  However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee, which Award is otherwise validly made under the Plan.

14.4

Action and Interpretations by the Board

  For purposes of administering the Plan, the Board may from time to time (i) adopt rules, regulations, guidelines and procedures for executing the provisions and purposes of the Plan and (ii) make such other decisions as the Board may deem appropriate.  Each member of the Board and Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of PCS or any Subsidiary, PCS’s or a Subsidiary’s counsel, independent certified public accountants, compensation consultant, or other professionals retained by PCS to assist in the administration of the Plan.

14.5

Authority of the Board

  The Board has the exclusive power, authority and discretion to administer the Plan, including without limitation to:

(a)

Grants

  Grant Awards.

(b)

Participants

  Determine eligibility, identify Eligible Participants, and designate Participants.

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(c)

Types

  Determine the type or types of Awards to be granted to each Participant.

(d)

Number

  Determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate.

(e)

Terms and Conditions

  Determine the terms and conditions of any Award granted under the Plan, including but not limited to; (i) Exercise price; (ii) base price; (iii) purchase price; (iv) Vesting; (v) form of consideration; (vi) restrictions or limitations on an Award; (vii) any schedule for lapse of forfeiture restrictions or restrictions on the Exercisability of an Award; and (viii) accelerations or waivers thereof.

(f)

Acceleration

  Accelerate the Vesting, Exercisability or lapse of restrictions of any outstanding Award in accordance with Article 11.

(g)

Payment

  Determine whether, to what extent, and under what circumstances an Award may be settled in, or the Exercise price of an Award may be paid in, cash, stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered.

(h)

Award Agreement Form

  Prescribe the form of each Award Agreement, which may be different for different Participants.

(i)

Rules

  Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan.

(j)

Amendments

  Amend the Plan or any Award Agreement as provided in the Plan or Award Agreement.

(k)

Plenary Authority

  Decide all other matters that must be determined in connection with an Award, and make all other decisions and determinations that may be required under the Plan or as the Board deems necessary or advisable to administer the Plan.

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14.6

Plan Administrator

  The daily administration of the Plan shall be performed by a person under the direction of the Board (“ Plan Administrator”).  Unless otherwise determined by the Board, the Plan Administrator shall be the Secretary of PCS, with such assistance as the Plan Administrator shall deem advisable.  The Plan Administrator shall take all necessary and proper steps to implement the Plan and decisions of the Board.  All decisions, determinations and interpretations of the Plan Administrator may be appealed to the Board.

14.7

Plan Ledger

  The Plan Administrator shall create and maintain a ledger to record the status of all Awards granted under the Plan (“ Plan Ledger”).  The Plan Ledger is the official record of the existence and Exercise of any Awards.  Grants of Awards approved by the Board shall be recognized by PCS and enforceable against PCS only after (i) the Award Agreement has been signed by both the Participant and PCS; and (ii) an original signed Award Agreement is returned to the Plan Administrator for PCS’s records.

14.8

Grants to Non-Employee Directors

  The Board may not make discretionary grants to non-employee directors.  Grants of Awards to directors who are not employees of PCS or a Subsidiary shall be made only in accordance with the terms, conditions and parameters of a plan, program or policy adopted by the Board for the compensation to such non-employee directors as in effect from time to time.

14.9

Compliance with Applicable Laws.

  The Board shall administer the plan in compliance with all applicable federal and state laws, rules and regulations.

Article 15
TERM, AMENDMENT AND TERMINATOIN
OF PLAN AND AWARDS

15.1

Effective Date

  The Plan shall be effective on the date that the Plan is approved by the Board (the “ Effective Date”), upon the condition that the shareholders of PCS approve the Plan within twelve (12) months before or after the Effective Date.  Shareholder approval shall be obtained in compliance with applicable law and the rules of any stock exchange upon which the Shares are listed.  All Awards issued under the Plan shall become void in the event such approval is not obtained.

15.2

Termination, Amendment and Modification of Plan

  The Plan shall terminate on the tenth anniversary of the Effective Date unless earlier terminated as provided in this Section 15.2.  The termination of the Plan shall not affect the validity of any Award outstanding on the date of termination.  The Board may, at any time and

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from time to time, amend, modify or terminate the Plan without stockholder approval.  However, if an amendment to the Plan would, in the reasonable opinion of the Board, either (i) materially increase the number of Shares available under the Plan; (ii) expand the types of awards under the Plan; (iii) materially expand the class of Eligible Participants; (iv) materially extend the term of the Plan; or (v) otherwise constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an exchange that lists PCS’s Shares, then such amendment shall be subject to stockholder approval.  The Board may condition any other amendment or modification on the approval of stockholders of PCS for any reason, including by reason of such approval being necessary or deemed advisable to (i) permit Awards to be exempt from liability under Section 16(b) of the 1934 Act; (ii) to comply with requirements of an exchange that lists PCS’s Shares; or (iii) to satisfy any other tax, securities, or other applicable laws, policies or regulations.

15.3

Termination, Amendment and Modification of Awards

  At any time the Board may amend, modify or terminate any outstanding Award without approval of the Participant.  The Board’s power to amend, modify or terminate an award is subject to the following provisions:

15.3.1

Preservation of Value of Award

  Subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been Exercised, Vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Stock Option or Stock Appreciation Right for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the Exercise or base price of such Award).

15.3.2

Preservation of Award

  No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the affected Participant.  An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been Exercised, Vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Stock Option or Stock Appreciation Right for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the Exercise or base price of such Award).

15.3.3

No Extension of Stock Option Term

  The original term of a Stock Option may not be extended without the prior approval of the stockholders of PCS.

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15.3.4

No Change in Stock Option Exercise Price

  Except as otherwise provided in Section 13.4, the Exercise price of a Stock Option may not be reduced, directly or indirectly, without the prior approval of the stockholders of PCS.

15.3.5

Compliance with Code Section 409A

  If an Award is or becomes subject to Code Section 409A, then any amendment, modification or termination of the Award shall comply with Code Section 409A and the regulations promulgated under Code Section 409A.  If any provision of any Award is interpreted, amended, or modified to violate Code Section 409A, then the Board may amend, modify or terminate the Award pursuant to this Article 15.

Article 16
RIGHTS OF PARTICIPANTS

16.1

No Rights to Awards and Non-Uniform Determinations

  No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan.  PCS, its Subsidiaries, the Board and the Committee are not obligated to treat Participants or Eligible Participants uniformly.  Determinations made under the Plan may be made by the Board selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

16.2

No Shareholder Rights

  No Award gives a Participant any of the rights of a shareholder of PCS unless and until Shares are in fact issued to such person in connection with such Award.  Until the issuance (as evidenced by the appropriate entry on the books of PCS or of a duly authorized transfer agent of PCS) of the stock certificate(s) evidencing the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to any Award.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is actually issued, except as provided in Section 13.4 of the Plan.

16.3

No Right to Employment or Service

  Nothing in the Plan, any Award Agreement, or any other document or statement made with respect to the Plan or Award, shall interfere with or limit in any way the right of PCS or any Subsidiary to terminate any Participant’s employment or status as an officer, director, or consultant at any time, with or without cause, nor confer upon any Participant any right to continue as an employee, officer, director, or consultant of PCS or any Subsidiary, whether for the duration of a Participant’s Award or otherwise.

16.4

Termination of Employment

  Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Board at its discretion.  Any

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determination of termination of employment by the Board shall be final and conclusive.  A Participant’s Continuous Status as a Participant shall not be deemed to terminate (i) in a circumstance in which a Participant transfers from PCS to a Subsidiary, transfers from a Subsidiary to PCS, or transfers from one Subsidiary to another Subsidiary; or (ii) in the discretion of the Board as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from PCS or any Subsidiary.  To the extent that this Section 16.4 causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of PCS, a Parent or Subsidiary for purposes of Code Sections 424(e) and 424(f), the Stock Options held by such Participant shall be deemed to be Nonstatutory Stock Options.

16.5

Substitute Awards

  The Board may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of PCS or a Subsidiary as a result of a merger or consolidation of the former employing entity with PCS or a Subsidiary or the acquisition by PCS or a Subsidiary of property or stock of the former employing entity.  The Board may grant the substitute awards on such terms and conditions as the Board considers appropriate in the circumstances.

Article 17
TAXES

17.1

Participant’s Tax Responsibility

  The Participant is solely responsible for all federal, state and other income, transfer, estate and other taxes, interest, penalties and related charges arising from or related to the Awards, including but not limited to granting, Vesting, Exercising, selling, or otherwise transferring any Award.  PCS is not responsible for taxes incurred by or assessed on the Participant.

17.2

Section 83(b) Election

  The Participant is solely responsible for complying with Code Section 83(b) and timely making any elections required or permitted by Section 83(b).  PCS does not offer or render any tax advice relating to the Awards.  A Participant making a federal income tax election under Section 83(b) shall provide PCS with a copy of the election filed with the Internal Revenue Service within five days of filing such election.

17.3

Participant’s Tax Withholding Obligations

.

17.3.1

Satisfaction of Withholding

  PCS or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to PCS, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising from, related to, or in

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connection with the Plan or any Award.  Participant may satisfy the withholding tax obligation by one or some combination of the following methods: (i) by cash payment to PCS; (ii) by deduction from Participant’s current compensation; (iii) if permitted by the Board, in the Board’s sole discretion, by surrendering to PCS Shares that (a) results in withholding that complies with PCS’s minimum withholding requirements set forth in applicable law; (b) in the case of Shares previously acquired from PCS, have been owned by the Participant for such time period, if any, that is necessary to avoid PCS’s recognition of expense under generally accepted accounting principles; and (c) have a Fair Market Value on the date of surrender equal to or less than Participant’s marginal tax rate multiplied by the ordinary income recognized; or (iv) by electing to have PCS withhold from the Shares to be issued upon Exercise of the Award, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld.  For this purpose, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (“ Tax Date”).

17.3.2

Securities Law Compliance

  Any surrender by an officer, director, or greater than ten percent (10%) shareholder of PCS (within the meaning of Rule 16a-2 under the 1934 Act, who is required to file reports pursuant to Rule 16a-3 under the 1934 Act) of previously owned Shares to satisfy tax withholding obligations arising upon Exercise of an Award must comply with the applicable provisions of Rule 16b-3 under the 1934 Act and shall be subject to any additional conditions or restrictions as may be required under Rule 16b-3 to qualify for the maximum exemption from Section 16 of the 1934 Act with respect to Plan transactions.

17.3.3

Election by Participant

  If a Participant elects to have Shares withheld to satisfy tax withholding obligations, the election shall comply with the following

(a)

Written Notice

  The election shall be made in writing in a form acceptable to the Plan Administrator.

(b)

Time

  The election must be included in the notice of Exercise.

(c)

Irrevocable

  Once made, the election shall be irrevocable for the particular Shares covered by the Award for which the election is made.

(d)

PCS Consent

  All elections shall be subject to the consent or disapproval of the Board.

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(e)

Rule 16b Compliance

.  If applicable, the election must comply with the applicable provisions of Section 17.3.2 of this Plan and Rule 16b-3 of the 1934 Act, and shall be subject to any additional conditions or restrictions as may be required to qualify for the maximum exemption from Section 16 of the 1934 Act for Plan transactions.

17.4

Code Section 83(b)

  In the event the Participant elects to have Shares withheld and the Tax Date is deferred under Code Section 83 because no election is filed under Section 83(b), the Participant shall receive the full number of Shares for which the Award is Exercised, but (i) the Participant shall be unconditionally obligated to tender back to PCS the proper number of Shares on the Tax Date and (ii) PCS may require the Participant to escrow the proper number of Shares.

17.5

Golden Parachute Taxes

  In the event that amounts paid or deemed paid to an employee under this Plan are deemed to constitute "excess parachute payments" as defined in Code Section 280G (taking into account any other payments made under this Plan and any other compensation paid or deemed paid to an employee), or if any Participant is deemed to receive an "excess parachute payment" by reason of the Participant’s Vesting of Awards, the amount of the payments or deemed payments shall be reduced (or, alternatively the Award shall not Vest), so that no payments or deemed payments shall constitute excess parachute payments.  The determination of whether a payment or deemed payment constitutes an excess parachute payment shall be in the discretion of the Plan Administrator.

17.6

Section 409A

  PCS makes no representations or warranties to any Participant regarding any Award’s compliance with Code Section 409A and the imposition of tax provided by Code Section 409A.

Article 18
GENERAL PROVISIONS

18.1

Unfunded Plan and Awards

  This Plan and all grants and Awards under the Plan shall be unfunded.  Except for the reservation of a sufficient number of authorized Shares to the extent required by law to meet the requirements of the Plan, PCS shall not be required to establish any special or separate fund or to make any other segregation of assets to assure payment of any grant or Award under the Plan.  With respect to any payments not yet made to a Participant pursuant to an Award, Participant’s sole rights are those of a general creditor of PCS or any Subsidiary.  This Plan is not intended to be subject to Employee Retirement Income Security Act, as amended (“ ERISA”).

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18.2

Relationship to Other Benefits

  No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of PCS or any Subsidiary unless provided otherwise in such other plan.

18.3

Governing Law

  To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Idaho.

18.4

No Limitations on Rights of PCS

  The grant of any Award shall not in any way affect the right or power of PCS to make adjustments, reclassifications or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.  The Plan shall not restrict the authority of PCS to draft or assume awards, other than under the Plan, to or with respect to any person.  If the Board so directs, PCS may issue or transfer Shares to a Subsidiary, for such lawful consideration as the Board may specify, upon the condition or understanding that the Subsidiary will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Board pursuant to the provisions of the Plan.

18.5

Indemnification

  Each person who is or shall have been a member of the Board or Committee, or a person to whom authority was delegated in accordance with Article 14, shall be indemnified, defended and held harmless by PCS against and from any Loss.  A “ Loss” is any claim, damage, loss, cost, liability, or expense that arises from, is connected to, or relates to any act or omission under the Plan.  A Loss includes without limitation amounts paid (i) in settlement with PCS’s approval; (ii) in satisfaction of any judgment; and (iii) in attorney fees, expert fees, and expenses.  The person seeking indemnification and defense shall give PCS an opportunity, at PCS’s own expense, to defend the person before the person undertakes to defend the person on the person’s own behalf.  PCS shall not indemnify, defend or hold harmless a person from any Loss that arises from, is connected with, or relates to (i) the person’s own willful misconduct or (ii) an act or omission for which indemnification, defense or hold harmless is expressly prohibited by applicable federal or state law, rule or regulation.  The right of indemnification set forth in this Section 18.5 is not exclusive of any other rights of indemnification to which such persons may be entitled under PCS’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that PCS may have to indemnify, defend or hold harmless the person.

18.6

Proceeds from Awards.

  Proceeds of the Awards shall be used for the general business purposes of PCS.

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18.7

Third party Beneficiary

  There are no intended or incidental third party beneficiaries of this Plan or any Award Agreement.

18.8

Disputes

  In the event of a dispute between PCS and any Eligible Participant or Participant that is related to, connected with, or arose from the Plan or an Award, the aggrieved party shall provide reasonable written notice to the defaulting party of the dispute.  From the date of notice the defaulting party shall have thirty (30) days to cure dispute.  If the dispute continues after the thirty (30) day cure period, then the parties shall first attempt to settle the dispute by direct discussions.  If the parties cannot settle the dispute by direct discussions, then the parties agree to endeavor to settle the dispute in an amicable manner by mediation administered by the American Arbitration Association under its Commercial Mediation Rules.  Thereafter, any unresolved controversy or claim arising from or relating to this Agreement or a breach of this Agreement shall be resolved pursuant to the Commercial Arbitration Rules administered by the American Arbitration Association, with a judgment to be entered upon the arbitration award.

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